                                                                    EXHIBIT 10.5


                              ASSIGNMENT OF LEASE
                              -------------------

                                      and
                                      ---

                             CONSENT TO ASSIGNMENT
                             ---------------------

     THIS ASSIGNMENT OF LEASE is made this 16th day of December, 1997, by and
                                           ----        -------------
between VALLEY OF CALIFORNIA, INC., a California coporation dba, COLDWELL BANKER
        ------------------------------------------------------------------------
RESIDENTIAL REAL ESTATE SERVICES OF NORTHERN CALIFORNIA, a California
---------------------------------------------------------------------
corporation, ("Assignor or "Tenant") and INFO SPACE, INC., a California
-----------                              ------------------------------
corporation, ("Assignee"), who agree as follows:
-----------

     WHEREAS, ROSJAN LIMITED PARTNERSHIP, a California limited partnership,
              -------------------------------------------------------------
as landlord ("Landlord") and Assignor, as tenant by assignment, entered into a written Lease dated May 26, 1995 ("Lease", attached as Exhibit A hereto), in
                    ------------
which Landlord leased to Assignor, and Assignor leased from Landlord, approximately 7,37O square feet, on the ground floor of that certain building
                                        ------
with a street address of 167 Second Avenue, San Mateo, CA  94401 (the
                          --------------------------------------
expiration date of the current term of which Lease is June 30, 2000);
                                                      ------------

     WHEREAS, Assignor desires to assign all of its right, title and interest in the leasehold premises to Assignee, and Assignee desires to accept the assignment thereof, subject to Landlord consenting to this assignment,

     NOW, THEREFORE, the parties agree as follows:

     1. Upon condition that Landlord consents to this assignment, this assignment shall be effective as of February 1, 1998 (the "Effective Date").
                                    ---------------
     2. Assignor assigns and transfers to Assignee all of its right, title and interest in the Lease, including any security deposit, and Assignee accepts the assignment and assumes and agrees to perform, from the Effective Date, as a direct obligation to Landlord, all of the provisions of the Lease to be performed by Assignor.

     3. Assignor hereby indemnities, and agrees to defend and save Assignee harmless from and against any loss, damage, cost or expense which Assignee may sustain or incur in connection with the Lease or the demised premises where the cause of action or basis of the claim arose prior to the Effective Date.

     4. Assignee hereby indemnifies, and agrees to defend and save Assignor harmless from and against any loss, damage, cost or expense which Assignor may sustain or incur in connection with the Lease or the demised premises where the cause of action or basis of the claim arose subsequent to the Effective Date.

     5. Subject to Landlord's consent, to the degree such consent is required under the Lease, Assignee may install exterior building signs in conformance with local sign ordinances. Assignee reserves the right to remove said signs at the end of the tease term.

     6. All notices required or desired to be given hereunder shall be in writing and shall be delivered in person or by commercial overnight delivery service or by certified mail, postage prepaid, return receipt requested, and addressed to the pa4rties at the respective addresses set forth below, unless by such notice a different address shall have been designated:

     To Landlord:    Rosian Limited Partnership
                     --------------------------
                     c/o Kennedy-Wilson, Inc.
                     ------------------------
                     181 Second Avenue, #688
                     -----------------------
                     San Mateo, CA  94401
                     --------------------
                     Attn:  Marie Purisma
                     --------------------


     To Assignor:    Coldwell Banker Residential Brokerage
                     -------------------------------------
                     27271 Las Ramblas
                     -----------------
                     Mission Viejo, CA  92691
                     ------------------------
                     Attn:  Coporate Real Estate Dept.
                     ---------------------------------

     To Assignee:    Info Space, Inc.
                     ----------------
                     131 Second Avenue #218
                     ----------------------
                     San Mateo, CA  94401
                     --------------------
                     Attn:  Paul Vilandre
                     --------------------

     All notices property sent as aforesaid shall be deemed given (a) if personally served upon such service, (b) if sent by commercial overnight delivery service, upon the next business day following such sending, or (c) if mailed, forty-eight (48) hours following the first attempt of the postal service to deliver same.

     7. Except for that certain Estoppel Certificate between Landlord and Assignor/Tenant, executed contemporaneously herewith, this Assignment of Lease and Consent to Assignment, and the attached Lease referred to herein, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties in connection herewith.

     8.  Assignor acknowledges that, notwithstanding this assignment or any
         ----------------------------------------------------------------------
further assignments, Assignor continues to be bound by the Lease and liable for
---------------------------------------------------------------------------
the performance of each and every term and provision of the Lease to be kept,
------------------------------------------------------------------------
performed, and fulfilled by the Tenant thereunder.
-------------------------------------------------


EXECUTED, the day and date above first written,


                          VALLEY OF CALIFORNIA, INC.
                          --------------------------
                          A California Corporation dba
                          ----------------------------
                          COLDWELL BANKER RESIDENTIAL
                          ---------------------------
                          REAL ESTATE SERVICES
                          --------------------
                          OF NORTHERN CALIFORNIA
                          ----------------------

                          By: /s/ Richard J. Faendin
                              ---------------------------
                              Richard J. Faendin
                              Vice President
                              Director of Corporate Real Estate

                                                          "Assignor"


                          INFO SPACE, INC.
                          a California Corporation

                          By: /s/ Paul Vilandre
                              ---------------------------
                             Paul Vilandre
                             Corporate Financial Officer

                                                          "Assignee"

                        CONSENT OF ASSIGNMENT OF LEASE
                        ------------------------------


     As Landlord under the Lease, Rosjan Limited Partnership hereby consents to
     ---------------------------------------------------------------------------
the foregoing assignment without waiver of the restrictions in the Lease
------------------------------------------------------------------------
concerning further assignment and without waiver of any of rights or remedies
-----------------------------------------------------------------------------
under the Lease as to Assignor or Assignee, and this consent shall not in any
-----------------------------------------------------------------------------
respect release, relieve, or discharge Assignor from performance of any of
--------------------------------------------------------------------------
Assignor's responsibilities, liabilities, obligations, or covenants under Lease.
-------------------------------------------------------------------------------


                               ROSJAN LIMITED PARTNERSHIP
                               --------------------------
                               A California Limited Partnership
                               --------------------------------

                               By: Kennedy-Wilson Management Group,
                                   Its Managing Agent

                               By: ??????????????????
                                   --------------------------------

                               Title: DIR. OF PROP. MGT.
                                     ------------------------------

                                                         "Landlord"

                        STANDARD INDUSTRIAL LEASE - NET

1. Parties. This Lease, dated, for reference purposes only May 26, 1995, is made by and between Rosjan Limited Partnership (herein called "Lessor") and Norcal Realty Partners, L.P., by the General Partner, RMNorcal Realty, a California Corporation. d/b/a/ The Prudential California Realty, or as successor to whom Tenant assigns in compliance with (8) of Lease Addendum attached. (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set herein, that certain real property situated in the County of San Mateo State of California, commonly known as 167 Second Avenue, San Mateo, CA 94401 and described as approximately 7370 square feet of ground floor space, a portion of a project ("Building") own by Landlord.

Said real property including the land and all improvements therein, is herein called "the Premises".

3.  Term

    3.1 Term. The term of this Lease shall be for 5-year (five years) commencing on 1st July, 1995 and ending on 30th June 2000. unless sooner terminated pursuant to any provision hereof.

    3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty
(60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

4. Rent. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $12,529.00, in advance, on the 1st of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $12,529.00 $_______) rent for first month. Rent Adjustment for Year 2 to 5 see (6) of Lease Addendum attached.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other person or at such other places as Lessor may designate in writing.

5.  Security Deposit.  Lessee shall deposit with Lessor upon execution hereof
$ (9) of Lease Addendum attached as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for any payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damages which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general account. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created hereunder between Lessor and Lessee with respect to said Security Deposit.

6.   Use.

     6.1 Use. The Premises shall be used and occupied only for (8) of Lease Addendum attached, or any other use which is reasonably comparable and for no other purpose.

     6.2   Compliance with Law.

           (a) Lessor warrants to Lessee that the Premises, in its existing state, but without regard to the use for which Lessee will use the Premises does not violate any applicable building code regulation or ordinance at the time that this Lease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee to promptly, at Lessor's sole cost and expense, to rectify any such violation. In the event that Lessee does not give to Lessor written notice of the violation of this warranty within one (1) year from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Lessee.

           (b) Except as provided in Paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb other tenants.

     6.3   Condition of Premises

           (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specifically the nature of the violation, to promptly at Lessor's sole cost, rectify such violation. Lessee's failure to give such notice to Lessor within thirty (30) days after the Lease commencement shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this Paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

7.   Maintenance, Repairs and Alterations

     7.1 Lessee's Obligations. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and nonstructural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical lighting, facilities and equipment within the Premises, fixtures, wall (interior and exterior) foundations, ceilings, roofs, (interior and exterior) floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

     7.2 Surrender. On the last day of the term hereof, or on any soon termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment pursuant to Paragraph 7.5(d) which repair shall include the patching and filling of holes and repair of structural damage.

     7.3 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days prior written notice to Lessee and put the same in good order, condition and repair and the cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

     7.4 Lessor's Obligations. Except for the obligations of Lessor under Paragraph 6.2(a) (relating to Lessor's warranty), Paragraph 9 (relating to destruction of the Premises) and Under Paragraph 14 (relating to condemnation of the Premises) it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or nonstructural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.5  Alterations and Additions

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $1,000 in cost. As used in this Paragraph 7.5 the term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning equipment and plumbing. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessee may require that Lessee remove any or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises, that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d). Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8.  Insurance Indemnity

    8.1 Insuring Party. As used in Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 16.26 hereof. Whether the insuring party is the Lessor or the Lessee, Lessee shall as additional rent for the Premises pay the cost of all insurance required hereunder. If Lessor is the insuring party, Lessee shall within ten (10) days following demand by Lessor reimburse Lessor for the cost of the insurance so obtained.

     8.2 Liability Insurance. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be combined single limit policy in an amount not less than $1M million per occurrence. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may but shall not be required to procure and maintain the same, but at the expense of Lessee. Not more frequently than each three (3) years if in the reasonable opinion of Lessor the amount of liability insurance required hereunder is not adequate. Lessee shall increase said insurance coverage as required by Lessor. Provided, however, that in no event shall the amount of the liability insurance increase be more than fifty percent (50%) greater than the amount thereof during the preceding five (5) years of the term of this Lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to ????? Lessee from any obligations under this Lease. Said policy shall name Landlord as an additional insured.

     8.3  Property Insurance

          (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount of promissory notes secured by liens on the Premises against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils ("all risk") and sprinkler leakage. said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental income insurance covering a period of six (6) months, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, Lessee shall be liable for the deductible amount.

     (b) If the Premises are part of a larger building, or if the Premises are part of a group of building owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase any property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under Paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

     (d) Not more frequently than each three (3) years, if in the opinion of Lessor, the amount of property insurance required hereunder is not adequate, the insuring party shall increase said insurance coverage as required by Lessor. However, such increase may be more frequent than each three (3) years if required by the insurance carrier in order to maintain insurance for the full replacement value of the Premises.

     8.4 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of a B plus, or better as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party and if the insurance policies maintained hereunder cover other improvements in addition to the Premises. Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

     8.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, or against the officers, employees, agents and representatives of the other for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damages. The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.6 Indemnity. Lessee shall defend and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence by the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorneys fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought thereon and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the Lessor at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk and damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.7 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the sold damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same are inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.  Damage, Destruction, Obligation to Rebuild, Rent Abatement.

    9.1.  Partial Damage - Insured.  Subject to the provisions of Paragraphs
9.3. and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.3, Lessor shall at Lessor's expense repair such damage but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten
(10) days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amount so contributed.

     9.2  Partial Damage - Uninsured.  Subject to the provisions of Paragraphs
9.3 and 9.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee, (in which event Lessee shall make the repairs at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained pursuant to Paragraph 8.3, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.3 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained pursuant to Paragraph 8.3 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction/such damage.

     9.4 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

     9.5  Abatement of Rent; Lessee's Remedies.

     (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired; provided, however, that the aggregate amount of abatement hereunder shall not exceed the total of rent payable under Paragraph 4 for a period of six months. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9, and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

10.  Real Property Taxes.

     10.1 Payment of Taxes. Lessee shall pay the real property taxes applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extend required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at rate of ten percent (10%) per annum.

     10.2 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution partially or totally of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 Personal Property Taxes

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all changes jointly metered with other premises.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment, or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or as the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of a sublet or assignment by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent in one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successors of Lessor in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment subletting or if Lessee shall request the consent of Lessor for any act that Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $250.00 for each such request.

13.  Defaults; Remedies.

     13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee.

           (a) The vacating or abandonment of the Premises by Lessee, but only if Lessee is in monetary or other substantial default in its obligations in accordance with this Lease. Lessee abandoning or vacating the Premises while otherwise maintaining its obligations under this Lease shall not constitute default.

           (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee.

           (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereunder from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within thirty (30) day period and thereafter diligently pursues such current completion.

           (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors, (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days, (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where such seizure is not discharged within thirty (30) days.

           (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligations hereunder and any of them, was materially false.

     13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter with or without notice, demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach.

           (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses for reletting, including necessary renovation and alteration of the Premises, reasonable attorneys fees, and any real estate commission actually incurred, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

           (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State in which the Premises are located.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligations, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required to performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur cost not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due. Lessee shall pay to Lessor a late charge equal to such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession whichever first occurs. If more than ten percent (10%) of the floor area of the improvements on the Premises or more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any improvements is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessor does not terminate this Lease in accordance with the foregoing this Lease shall remain in full force and effect as to the portion of the remaining except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages, provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extend that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Broker's Fee. Upon execution of this Lease by both parties, Lessor shall pay to see (10) of Lease Addendum attached.

16.  General Provisions

     16.1 Estoppel Certificate

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

           (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect without modification except as may be represented by Lessor (ii) that there is no uncured defaults in Lessor's performance and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

           (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received in confidence and shall be used only for the purposes herein set forth.

     16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owner's at the time in question of the fee title or a lessee's interest in a ground lease of the Premises and except as expressly provided in Paragraph 15. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed provided that any funds in the hands of Lessor or the then grantor at the time of such transfer in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall subject as aforesaid be binding on Lessor's successor and assigns only during their respective periods of ownership.

     16.3 Severability. The invalidity of an provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     16.4 Interest on Past Due Obligations. Except as expressly herein provided, any amount due Lessor not paid when due shall bear interest at ten percent (10%) per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

     16.5  Time of Essence. Time is of the essence.

     16.6  Captions. Article and paragraph captions are not a part hereof.

     16.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act or the legal use of adaptability of the Premises and the compliance thereof to all applicable laws and regulations enforced during the term of this Lease except as otherwise specifically stated in this Lease.

     16.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by certified mail, and shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

     16.9 Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     16.10 Recording. Lessee shall not record this Lease without Lessor's prior written consent and such recordation shall, at the option of Lessor constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     16.11 Holding Over. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus 50% of monthly rent.

     16.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     16.13 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     16.14 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2 this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State in which the Premises are located.

     16.15 Subordination.

           (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession to the Premises shall not be disturbed if Lessee is not in default and so long as the Lessee shall pay the rent and observe and perform all of the provisions of this Lease unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

           (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten
(10) days after written demand, does hereby make constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

     16.16 Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     16.17 Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

     16.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

     16.19 Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor terminate all or any existing subtenancies or may, at the option of Lessor, operate an assignment to Lessor of any or all of such subtenancies.

     16.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee, shall within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.21 Consent not to be unreasonably withheld. If the consent of one party is required to permit any action of the other party such consent shall not be unreasonably withheld.

     16.22 Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs 16.1 and
16.20 of this Lease.

     16.23 Quiet Possession. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     16.24 Options. In the event that the Lessee under the terms of this Lease, has any option to extend the term of this Lease, or any option to purchase the Premises or any right of first refusal to purchase the Premises or other property of Lessor, then each of such options and rights are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any one other than Lessee except to the extent that they may be exercised by or assigned to any of the entities described in Paragraph 12.2 hereof for whom Lessee does not need the consent of Lessor to assign this Lease. In the event that Lessee hereunder has any multiple options to extend this Lease a later option to extend the Lease or any further option may be exercised unless the prior option has been so exercised.

     16.25 Multiple Tenant Building Rules and Regulations. In the event that the Premises are part of a larger building or group of buildings, then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time with respect to the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order thereof as well as for the convenience of other occupants and tenants of the building. Further, Lessee will promptly pay its prorata share as reasonably determined by Lessor, of any maintenance or repair of such portion of the Premises or such portion of the property of which the Premises are a part which are common areas or used by Lessee and other occupants thereof. The violations of any such rules and regulations or the failure to pay such pro rata share of costs, shall be deemed a material breach of this Lease by Lessee.

     16.26 Insuring Party. The insuring party under this Lease shall be the Lessor & Lessee will reimburse Lessee's proportionate share to Lessor, except for Lessee's liability insurance and personal property insurance, to be obtained, paid for and maintained by Lessee, in accordance with term of this Lease.

     16.27 Additional Provisions. If there are not additional provisions draw a line from this point to the next printed word after the space left here if there are additional provisions place the same here.

     Four pages of Lease Addendum attached.

     The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

THIS HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY TRI COMMERCIAL REAL ESTATE SERVICES, BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


Executed at San Mateo, California             /s/ [SIGNATURE]
            ----------------------------      --------------------------------
On          June 16, 1995                     By  Building Manager
  --------------------------------------         -----------------------------

Address     181 Second Avenue #688            By _____________________________
        --------------------------------
            San Mateo, CA 94401                   "LESSOR" (Corporate Seal)
        --------------------------------

Executed at San Francisco, CA                 NorCal Realty Partners, L.P.
            ----------------------------      --------------------------------

On          June 12, 1995                     By RMNorCal Realty, Inc.
   -------------------------------------         -----------------------------

Address     100 Pine Street, Suite 2300       By /s/ George H. Rathman
        --------------------------------         -----------------------------
            San Francisco, CA 94111              George H. Rathman

                                                 "LESSEE" (Corporate Seal)

                                              Its Chairman and CEO

ADDENDUM TO THE LEASE for 167 SECOND AVENUE, SAN MATEO

(1) Property:       Approximately 7,370 square feet of rentable space, a portion of the ground floor (plus mezzanine) of a commercial project
                    ("Project") bearing the street address indicated above, with parking privileges, use of all common areas, and signage rights as hereinafter described.

(2) Term:           Term for the ground floor space shall be for a period of
                    five (5) years. Tenant shall have the right to extend the lease for an additional period equal to the initial term commencing at termination of the previous term at then fair market value. However, Tenant must give Landlord one hundred
                    & eighty (180) days notice of intent to extend or intention to vacate at the end of this Lease.

(3) Commencement:   July 1, 1995.

(4) Rent:           Base Rent upon inception shall be $150,348.00 per annum,
                    $1.70 per square foot, NNN. Tenant shall be responsible for their own utilities if separately metered to premises, janitorial service, and shall, at all times, keep those non-structural interior portions of the Premises not part of building systems, in good and sanitary condition and repair.
                    Notwithstanding anything contained in Sec. 7, and, particularly Sec.7.4. of the Lease to the contrary, Landlord shall maintain and repair the structural elements and the public and common areas of the Building, as same may exist from time to time, in good and sanitary condition and repair, providing utilities and services to same at all appropriate times. The cost of such care, maintenance and services shall be considered building operating costs;
                    Tenant, in accordance with "(5)" herein, shall be responsible for its proportionate share of such costs.

(5)  Building       Tenant shall be responsible for its proportionate share of
     Operating      building operating costs except with certain special
     Costs:         concerns as to Real Property Taxes hereinafter provided, to be passed through to the Tenant. However, no increase in Operating Expenses, inclusive of any Real Property Tax adjustments, shall increase the rent payable by Tenant by more than 5% over the previous year's Base Rent excluding
                    Base Rent Adjustment as hereinafter described.

(6)  Base Rent      On each anniversary of the inception date of the lease-term,
     Adjustment:    the Base Rent shall increase by an amount equal to 3.5% of the Base Rent excluding Operating Costs, paid in the previous lease-year, i.e.:

                    Year 1: $1.70/sf = $12,529.00 per month
                    Year 2: $1.76/sf = $12,971.20 per month
                    Year 3: $1.82/sf = $13,413.40 per month
                    Year 4: $1.88/sf = $13,855.60 per month
                    Year 5: $1.95/sf = $14,371.50 per month

(7)  Allowance      Landlord shall provide an allowance for Tenant's
     for Tenant     Improvements equal to $15.00 per square foot of leasable
     Improvements:  space to be occupied by the tenant to a maximum total of
                    $110,550.00 all in accordance with Tenant's plans for improvements of the space, including all floor treatments, window treatments, built-in fixtures, redesign and restructuring of the HVAC system to accommodate Tenant's plans, all interior partition walls, electrical and/or telephone systems as may be required, but solely for improvements permanently affixed to the realty and NOT for "any non-fixture objects that Tenant can take away after lease termination", all to code limits, and all subject to first obtained consent of Landlord not unreasonably or untimely withheld. TI plan should not touch structural members and not to affect building outlook. Solely for any changes or improvements made to the property through the term of the Lease or any extension thereforeof without the prior consent of the Landlord obtained in writing, Tenant shall be responsible for reinstatement of space to its original state if Landlord so desires, upon termination of lease. Tenant shall be solely responsible for design and construction of all Tenant Improvements contemplated by this Lease. Tenant shall obtain all necessary licenses and construction permits and hire contractors and sub-contractors. Tenant shall furnish Landlord with copies of all work progress reports and invoices received in connection with construction of Tenant Improvements, and Landlord will pay against invoices as they are presented and within 7 (seven) business days of receipt thereof by delivery to Landlord or to Landlord's designated representative.

                    Tenant shall obtain all necessary performance bonds from contractors and subcontractors and hold Landlord harmless from any loss, cost or expense incurred in connection with, or as a result of, construction of the Tenant Improvements. Should such costs exceed $15.00 per square foot, Tenant shall be solely responsible for such excess costs.

(8)  Use:           Premises shall be used as a real estate office and training center along with other real estate usages, and/or general office use. Tenant shall have right to sublease solely on condition that Tenant remains in primary position of liability for lease obligation and one half of any excess rent received from any subtenant not directly affiliated with Tenant is payable to Landlord and may, without Landlord's consent, assign lease to any division, subsidiary or successor into which Tenant may be merged, consolidated, or acquired, providing successor shall fully assume all Tenant's liability under terms of the lease.

(9)  Security       Payment of first month's rent due in accordance
     Deposit:       with terms of this Lease shall be made concurrently with
                    Tenant's delivery of Tenant-executed copies of this Lease, and Landlord shall continue to hold a Security Deposit previously in Landlord's possession in the amount of $11,055.00 held subject to terms of this Lease.

(10) Brokers        Broker's commission for this transaction to
     Commission:    Jerold M. Lamensdorf, Consulting Realtor, shall equal Three
                    Percent (3%) of gross value of the Lease for initial term therefore. No commission due to "option" period or any future expansion or extension.

(11) Signage:       Tenant shall have the right to retain all existing signage as well as to install additional facade or monument signage satisfactory to Tenant, to the maximum, size and design permitted by local codes and ordinances, with reasonable consent of Landlord and approval of the City of San Mateo as well as other ground floor tenants.

(12) Parking:       As currently enjoyed by Tenant, at the same current monthly payment of $870 per month on top of the rent. (Currently, Tenant pays $500 with rent and $370 separately). Any additional parking will be extra.

                    Tenant shall obtain all necessary performance bonds from contractors and sub-contractors and hold Landlord harmless from any loss, cost or expense incurred in connection with, or as a result of, construction of the Tenant Improvements. Should such costs exceed $15.00 per square foot, Tenant shall be solely responsible for such excess costs.

(8)  Use:      Premises shall be used as a real estate office and training center along with other real estate usages, and/or general office use. Tenant shall have right to sublease solely on condition that Tenant remains in primary position of liability for lease obligation and one half of any excess rent received from any subtenant not directly affiliated with Tenant is payable to Landlord and may, without Landlord's consent, assign lease to any division, subsidiary or successor into which Tenant may be merged, consolidated, or acquired, providing successor shall fully assume all Tenant's liability under terms of the lease.

(9)  Security  Payment of first month's rent due in accordance with terms of
     Deposit this Lease shall be made concurrently with Tenant's delivery of Tenant-executed copies of this Lease, and Landlord shall continue to hold a Security Deposit previously in Landlord's possession in the amount of $11,055.00 held subject to terms of this Lease.

(10) Brokers        Broker's commission for this transaction to Jerold M.
     Commission:    Lamensdorf, Consulting Realtor, shall equal Three Percent
                    (3%) of gross value of the Lease for initial term therefore.
                    No commission due to "option" period or any future expansion or extension.

(11) Signage:  Tenant shall have the right to retain all existing signage as well as to install additional facade or monument signage satisfactory to Tenant, to the maximum, size and design permitted by local codes and ordinances, with reasonable consent of Landlord and approval of the City of San Mateo as well as other ground floor tenants.

(12) Parking:  As currently enjoyed by Tenant, at the same current monthly payment of $870 per month on top of the rent. (Currently, Tenant pays $500 with rent and $370 separately). Any additional parking will be extra.

(13)  HVAC:         Landlord shall provide HVAC to Tenant during the business
                    hours of 8:00 am to 6:00 pm, Monday to Friday except Public
                    Holidays.

(14) Percentage of Tenant's share of Property Tax Increases and Direct Expenses increases is 11.53%.

(15) Option period for Suite 211 currently occupied by Prudential will expire September 30, 1995.

(16) Upon inception and commencement of this Lease, an extension of a previous lease and the document representating that extension shall be cancelled and of no further force or effect.

(17) Notwithstanding anything contained in Section 10 of this Lease to the contrary, that amount which may be passed through and charged to Tenant as an increase pursuant to any tax-reassessment as a consequence of transfer of title or refinancing of the Building shall be limited to a percentage of increase no greater than otherwise hereinabove "(5)", provided; depreciable improvements to the Building in which tax benefit accrues to Landlord or such improvement(s) is amortized over a term shall be passed through to Tenant over that amortization period and on the same percentage basis. Tenant shall be responsible for any increase in taxes resulting from Tenant Improvements within the Premises.

(18) As used in this Lease, the terms "Landlord" and Lessor", and the terms "Tenant" and "Lessee" shall be inter-changeable and no significance shall attach to the arbitrary use of these terms.

Executed at: San Mateo                        /s/ [SIGNATURE]
            ----------------------------      ----------------------------------
on           June 16, 1995                    By  Building Manager
  --------------------------------------        --------------------------------
Address:     181 Second Avenue #688           By
         -------------------------------        --------------------------------
             San Mateo, CA 94401                LESSOR
         -------------------------------


Executed at: San Francisco, CA                NorCal Realty Partners, L.P.
             ---------------------------      ----------------------------------
on           June 12, 1995                    By RMNorCal Realty, Inc.
  --------------------------------------        --------------------------------
Address:     100 Pine Street, Suite 2300      By /s/ George H. Rathman
        --------------------------------        --------------------------------
             San Francisco, CA 94111             George H. Rathman
        --------------------------------
                                                 LESSEE Its Chairman and CEO

                                 OFFICE LEASE

PARTIES. This lease, made this 15th day of February between ROSJAN LIMITED PARTNERSHIP and Infospace, Inc., Tenant.

WITNESSETH:

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain Premises (hereinafter called "Premises") outlined in red on Exhibit A attached hereto and by this reference made a part hereof, said Premises being situated on the 2nd floor, Suite 218 and 222 of that certain building (hereinafter called "Building") known as 181 Second Avenue, San Mateo,
                                                  -----------------------------
California.
-----------

Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

2. PURPOSE. The Premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord.

3. TERM. The term of this Lease shall be for twenty-eight (28) months and fourteen (14) days commencing on the 15th day of February, 1998, (the "Lease Term"), ending on the 30th day of June, 2000.

4. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant at the commencement of the term hereof, this Lease shall be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, but in that event there shall be proportionate reduction of rent covering the period between the commencement of the said term and the time when Landlord can deliver possession. If possession of the Premises is not delivered to Tenant within six months from the scheduled commencement date, this Lease will terminate. Should Landlord tender possession of the Premises to Tenant prior to the date specified for the commencement of the term, and Tenant accepts such prior tender, such prior occupancy shall be subject to all terms, covenants and conditions of this Lease, including the payment of rent.

5. RENT. On or before the first day of each calendar month during the term hereof, Tenant shall pay to Landlord, as minimum monthly rent for the Premises, the sum of $6,980.05. The minimum monthly rent for any partial month shall be
                                                                     --------
pro-rated at the rate of 1/30 of the minimum monthly rent per day. Said rent
-----------------------------------------------------------------
shall be paid by Tenant to Landlord, in advance, without deduction or offset, in lawful money of the United States of America at 181 Second Avenue, Suite 688,
                                                -----------------------------
San Mateo, California, or to such other person or at such place as Landlord may
----------------------
from time to time designate in writing. The minimum monthly rent for the premises shall increase as stated below:

          February 15, 1998 through June 30, 1999-     $6,980.05 per month
          July 1, 1999 through June 30, 2000-          $7,168.70 per month

6. RENTAL ADJUSTMENT.

(A) In addition to the monthly rent provided for in Paragraph 5 hereof, Tenant shall pay to Landlord the sums set forth in the following subparagraphs. Tenant's percentage share as set forth below has been calculated by dividing the number of square feet of rentable area in the Premises by the number of square feet rentable in the building. In the event the rentable area of the building is changed, the Tenant's percentage share shall be appropriately adjusted. Rentable area shall be based upon the Building Owners and Managers Association International (BOMAI) standard method of floor measurement for office buildings. Tenant hereby approves and accepts Landlord's calculation of Tenant's current percentage share as set forth below.

(B) Tax Increases and Assessments. Tenant shall pay to Landlord an amount equal to 4.95% of any increase in real property taxes and assessments or other fees or charges of whatsoever kind or character imposed by a governmental agency which may be levied on the land and building of which the Premises are a part and personal property taxes levied on personal property of Landlord used in the operation of said land and building above the amount of such taxes levied and assessed for the fiscal tax year ending 1998, either by way of increase in the rate or in the assessed valuation of said land and building or by imposition of any such charges by ordinance or statute of any authority having jurisdiction. For the purposes of the subparagraph (A), real and personal property taxes shall include, without limitation, taxes of every kind and nature levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said land and building as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or state taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, Agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, and including any and all charges which may be charged by the environmental protection agency or other similar governmental regulatory agency or authority. In addition, Tenant shall pay one hundred percent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the Premises at any time during the term hereof. The total amounts due hereunder shall be paid to Landlord on or before the date full payment of such taxes or assessments or, if payable in installments, the date payment of the first installment of such taxes or assessments shall become due. In the event said taxes or assessments are charged to or paid or payable by Landlord, Tenant forthwith upon demand therefore, shall reimburse Landlord for all amounts of such taxes or assessments chargeable against Tenant pursuant to this subparagraph (B) and paid by Landlord.

(C) Operating Expense Increases. Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to 4.95% of any increase in direct expenses paid or incurred by Landlord on account of the operation or maintenance of the building above such direct expenses paid or incurred by Landlord during the Base Year. "Base Year" as used in this subparagraph (c) shall mean the calendar year 1998. "Direct expenses" as used herein shall include all direct costs of operation and maintenance as determined by standard accounting practices as set forth in the Building Owners and Managers Association International (BOMAI) chart of accounts from time to time (excluding, however, any and all taxes of the nature set forth in subparagraph (B) above) and shall include the following by way of illustration but not limitation: the cost of contesting by appropriate proceeding the amount or the validity of any of the aforementioned taxes or fees; water and sewer charges; insurance premiums; license, permit and inspection fees; charges for heat, light, power and steam; janitorial services; labor; supplies; materials, equipment and tools; and management fees. "Direct expenses" as used herein shall not include depreciation on the building or equipment therein, interest, or real estate broker's commissions.

Statements of the amount of direct expenses for the preceding calendar year and the amount of such increase payable by Tenant shall be determined or estimated by Landlord shall be given to Tenant on such date as Landlord shall from time to time determine. All amounts payable by Tenant as shown on said statement shall be paid by Tenant within the time required by said statement. If during any such year Landlord shall revise its estimate of Tenant's share of said expenses for said year, Landlord shall advise Tenant and commencing on the next date payment of additional charges are due, Tenant shall pay all additional charges based on such revised estimate for the portion of the year already elapsed and shall commence paying the additional charges based on such revised estimate for the remainder of such year.

7. SECURITY. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of $10,470.08 of which sum $3,490.03 shall be payment of the February 1998 rent and the balance thereof, namely $6,980.05 shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this lease. Provided that at the end of the term Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the commencement date, reasonable wear excepted, said sum held as security shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account. No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a 6; or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

8. USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the building or any of its contents or cause a cancellation of any insurance policy covering said building or contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the building or injure or annoy them, or use or allow the Premises to be used for any residential, immoral, unlawful, or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises. No cooking devices or other odor-causing devices, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

10. ALTERATIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions, or improvements to or of said Premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the-realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the Premises caused by such removal.

12. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term hereof, and if Tenant shall abandon, vacate or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

13. LIENS. Tenant shall keep the Premises and the building and the land upon which the building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall, in the event of the filing of any such lien, post any bond required to release the Premises therefrom.

14.  ASSIGNMENT AND SUBLETTING.

(A) Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. Landlord's consent to one assignment, subleasing or occupancy shall not be deemed to be a consent to any subsequent assignment, subleasing or occupancy.

(B) Provided further and notwithstanding anything therein before set forth: In the event that at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Premises, Tenant shall notify Landlord in writing (the "Sublet Notice") of the terms of the proposed subletting, and the area so proposed to be sublet and shall give Landlord the right to sublet from Tenant such space (the "Sublet Space") on the same terms as those contained in the Sublet Notice. Such option shall be exercisable by Landlord in writing for a period of thirty (30) days after receipt of the Sublet Notice.

If Landlord fails to exercise its option and Tenant desires to complete the proposed sublease, Tenant shall deliver an executed copy of such sublease to Landlord in order to obtain its consent as required in paragraph 14(A) above. If Landlord consents to a sublease, then such sublease shall be subject to and made upon the following terms:

(A) Any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease;

(B) No subtenant shall have a right to further sublease its Premises. If Landlord fails to exercise such option, and Tenant fails to consummate a sublease with a third party within sixty (60) days after the expiration of Landlord's option period on the same terms and conditions contained in the Sublet Notice, Tenant shall be required to deliver a new Sublet Notice to Landlord and comply with the terms and conditions set forth above before any further subletting shall be permitted.

(C) Regardless of Landlord's consent, no subletting nor assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and perform other obligations of Tenant under this lease.

(D) In no event shall Tenant assign this Lease or sublet the Premises or any portion thereof to any then, existing, or prospective Tenant of said building.

(E) Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this lease or sublet the Premises, regardless of whether or not the Landlord consents to the proposed transfer.

15. INDEMNIFICATION OF LANDLORD. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises of said building or any part thereof.

Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof, and (2) occurring in, on or about any facilities (including without prejudice to the generality of the term "facilities" elevators, stairways, passageways or hallways), the use of which Tenant may have in common with other Tenants of the building, when such injury or damage shall be caused in part or in whole by the act, neglect, default or omission of any duty with respect to the same by Tenant, its agents, employees or invitees.

16. INSURANCE. Tenant agrees to keep in force during the term hereof, at Tenant's expense, public liability and property damage insurance with combined single limits in the amount of not less than $1,000,000.00 (one million dollars). Said policy shall name Landlord as an additional insured, and shall insure Landlord's contingent liability as respects acts, or omissions of Tenant, shall be issued by an insurance company licensed to do business in the state where the

Premises are located, and shall provide that said insurance shall not be canceled or amended unless thirty (30) days prior written notice to Landlord is first given. Said policy or a certificate thereof shall be delivered to Landlord by Tenant prior to the commencement of the term and each renewal of such insurance. Tenant hereby waives all rights of subrogation against Landlord to which any insurance carrier may at any time become entitled under any policy of insurance carried by Tenant.

17. UTILITIES. Landlord shall furnish to the Premises, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the building, water and electricity suitable for the use of the Premises for general office purposes and heat required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes, janitorial service, and elevator service. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason if, Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Tenant shall pay and provide for all services and utilities not furnished by Landlord.

Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity, cooling capacity or water usually furnished or supplied for use of the Premises for general office purposes or connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to other Tenants of the building for use of their Premises for general office purposes, Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current or water meter to be installed in the Premises so as to measure the amount of excess electric current or water consumed by Tenant. The cost of any such meter and of the installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand thereof the cost of all such excess water and electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

18. PERSONAL PROPERTY AND OTHER TAXES. Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting installed by Tenant even though said carpeting has become a part of the leased Premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the Premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefore, shall reimburse Landlord for all of such taxes paid by Landlord.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all modifications of and additions thereto applicable to all Tenants of the building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the building of any of said rules and regulations.

20. HOLDING OVER. If Tenant holds possession of the Premises after the term of this Lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of 1.15 x the last month's rent payable in advance, in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him Tenant shall be a Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant is so holding over.

21. SUBORDINATION. This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said building and/or land or on or against the Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, upon Tenant's attornment to the lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said Lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefore.

22. ENTRY BY LANDLORD. Landlord reserves and shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or Tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the building without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss occasioned by such entry. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

23. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, (b) an assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by reason of voluntary or involuntary bankruptcy proceedings nor shall any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceedings.

24. DEFAULT. In the event of any breach or default of Lease by Tenant, then Landlord, besides any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the Premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the Premises. Should Landlord elect to terminate Tenant's right to possession of the Premises and terminate this Lease, Landlord shall have the immediate right of entry and may remove all persons and property from the Premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination, Landlord, in addition to any other rights and remedies (including rights and remedies under Subparagraphs (1), (2) and (4) of Subdivision (a) of Section 1951.2 of the California Civil Code or any amendment thereto), shall be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided. The worth at the time of award of the amount referred to in subparagraphs (1) and (2) of Subdivision (a) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the maximum rate allowed by law. The worth at the time of the award of the amount referred to in subparagraph (3) of Subdivision 1951.2 of the California Civil Code shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus 1%.

Any proof by Tenant of the amount of rental loss that could reasonably be avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of rental loss that could reasonably be avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto. Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the Premises (notwithstanding the fact that Tenant may have abandoned the leased Premises), then Landlord, besides the rights and remedies specified in Section 1951.4 of the California Civil Code and all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including but not limited to the right to recover the installments of rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of said Premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.

25. DAMAGE BY FIRE, ETC. If the Premises are or the building is damaged by fire or other casualty which is covered by insurance, Landlord shall forthwith repair the same, provided such repairs can be made within sixty (60) working days from the date of such damage under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction thereof, and this Lease shall remain in full force and effect during the making of such repairs, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made if the damage was not attributable to Tenant's negligent or willful act, such proportionate reduction to be based upon the full extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises. If such repairs are not covered by insurance or cannot be made within sixty (60) working days from the date of such damage, Landlord shall have the option either (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as herein above in this paragraph provided, or (2) to give notice to Tenant at any time within thirty (30) working days after the date of such damage terminating this Lease as of a date to be specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) working days after the giving of such notice. In the event of the giving of such notice of termination by either Landlord or Tenant, this Lease and all interest of Tenant in the Premises shall terminate on the date so specified in such notice, and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the business carried on by Tenant in the Premises, shall be paid up to date of such termination. Landlord shall not be liable for or be required to repair any injury or damage by fire or other cause to the property of Tenant, or to make repairs or replacements of any paneling, decorations, railings, floor coverings or any equipment or improvements installed on the Premises by Tenant. Tenant hereby waives any provisions of law automatically terminating this Lease or otherwise contrary to the provisions of this paragraph in the event of damage to or destruction of the Premises.

26. EMINENT DOMAIN. If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the Premises for more than ninety (90) days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord or the condemner for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party shall elect to terminate this Lease, the rent thereafter to be paid shall be equitably reduced.

27. FLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

28. SALE BY LANDLORD. In the event of a sale or conveyance by Landlord of the building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord may transfer and/or deliver the security to the successor in interest or Landlord, and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 28, this Lease shall not be affected by any such sale or conveyance.

29. ESTOPPEL CERTIFICATES. At any time and from time to time, upon not more than ten (10) days prior to request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other matters as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any Deed of Trust or by any purchaser or prospective purchaser of the building.

30. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be kept or performed by Tenant under any of the terms of this lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default in payment of rent.

31. ATTORNEY FEES. If either Landlord or Tenant shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant or warranty hereof, or otherwise arising out of this lease, the unsuccessful party shall pay to the prevailing party reasonable attorney's fees, which shall be payable whether or not any action is prosecuted to judgment. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment.

32. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

33. WAIVER. The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

34. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises, or to such other such place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at 181 Second Avenue, Suite 688, San Mateo, California, 94401 or to
            ----------------------------------------------------------
other such place as Landlord may from time to time by like notice designate.

35. NOTICE OF SURRENDER. At least ninety (90) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein or any failure to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

36. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

37. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Premises are located.

38. SUCCESSORS. Subject to the provisions of Paragraph 14 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

39. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

40. LATE CHARGE. In the event Tenant shall fail to pay any rents or sums due hereunder on or before the due date herein provided, then and in that event the amount so due and unpaid shall bear a late charge equal to five percent (5%) of the amount due together with interest accruing from the date due at the maximum interest rate permitted by law, which late charge and interest shall be payable forthwith upon demand. (The foregoing shall be in addition to any other right or remedy of Landlord.)

41. ADDITIONAL PROVISIONS. The exhibits and addenda listed below are incorporated by reference in this Lease:

     Exhibit A and Rules and Regulations

42.  Tenant will take the space "as is".

IN WITNESS WHEREOF Landlord and Tenant have executed this lease the day and year first above written.

"Landlord"                               "Tenant"
ROSJAN LIMITED PARTNERSHIP               INFOSPACE, INC.

By: Kennedy-Wilson Management Group      By: /s/ Paul C. Vilandre
                                            ------------------------
     Its Managing Agent                  Paul C. Vilandre

By:_____________________________         Its: VP FINANCE
     Eric M. Bender

                                         Date: 3/1/98
Its:____________________________

Date:___________________________

RULES AND REGULATIONS FOR THE BUILDING
ATTACHED TO AND MADE A PART OF THIS LEASE

1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the building or exterior of the Premises leased to Tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. Except as provided or required by Landlord in accordance with building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door of the Premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to Tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the building shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the building unless expressly so authorized by Landlord.

5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the building or any Premises leased except for supporting partitions, pictures, paintings, and other similar solely decorative items.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person shall be permitted to enter the building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the Premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with other Tenants or persons having business in the building; or bring or keep or permit to be brought or kept in the building any animal life form, other than human, except seeing eye dogs when in the company of their masters.

11. No cooking shall be done or permitted by Tenants in their respective Premises except making coffee and microwave cooking, nor shall Premises occupied by Tenants be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes.

12. No Tenant shall use or keep in the building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air-conditioning other than such as be supplied by Landlord.

13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

14. Upon termination of occupancy of the building, each Tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such Tenant, and in the event of loss of any keys furnished shall pay Landlord therefore.

15. No Tenant shall affix any floor covering in any manner except as approved by Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom or by whose contractors, employees or invitees, the damage shall have been caused.

16. On Sundays and legal holidays and between the hours of 6:00 p.m. and 8:00 a.m., access to the building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the building and has a pass or is properly identified. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the building by all persons by any means Landlord deems appropriate.

17. Each Tenant shall see that the exterior doors of its Premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day. Each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the building.

18. Landlord may exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

19. The requirements of Tenants will be attended to only upon application to Landlord at the office of the building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any Premises in the building.

20. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the building without the written permission of the Landlord.

21. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the building.

22. The word "building" as used in these rules and regulations means the building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure of for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or non-compliance by any other Tenant shall not be a ground for termination of the lease to which these rules and regulations are attached by the Tenant thereunder.

23.  Carpet protector pads shall be used by all desk stations.

24. The HVAC is in operation from 8:00 a.m. to 6:00 p.m. Monday to Friday except public Holidays.

                           [FLOOR PLAN APPEARS HERE]

                                 OFFICE LEASE

PARTIES. This lease, made this 10th day of March between ROSJAN LIMITED PARTNERSHIP and Infospace, Inc., Tenant.

WITNESSETH:

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain Premises (hereinafter called "Premises") outlined in red on Exhibit A attached hereto and by this reference made a part hereof, said Premises being situated on the ground floor, Suite 163 of that certain building (hereinafter called "Building") known as 181 Second Avenue, San Mateo,
                                         -----------------------------
California.
-----------

Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for, this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

2. PURPOSE. The Premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord.

3. TERM. The term of this Lease shall be for twenty-eight (28) months commencing on the 1st day of March, 1998, (the "Lease Term"), ending on the 30th day of June, 2000.

4. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant at the commencement of the term hereof, this Lease shall be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, but in that event there shall be proportionate reduction of rent covering the period between the commencement of the said term and the time when Landlord can deliver possession. If possession of the Premises is not delivered to Tenant within six months from the scheduled commencement date, this Lease will terminate. Should Landlord tender possession of the Premises to Tenant prior to the date specified for the commencement of the term, and Tenant accepts such prior tender, such prior occupancy shall be subject to all terms, covenants and conditions of this Lease, including the payment of rent.

5. RENT. On or before the first day of each calendar month during the term hereof, Tenant shall pay to Landlord, as minimum monthly rent for the Premises, the sum of $1,579.90. The minimum monthly rent for any partial month shall be pro-rated at the rate of 1/30 of the minimum monthly rent per day. Said rent shall be paid by Tenant to Landlord, in advance, without deduction or offset, in lawful money of the United States of America at 181 Second Avenue, Suite 688,
                                                -----------------------------
San Mateo, California, or to such other person or at such place as Landlord may
----------------------
from time to time designate writing. The minimum monthly rent for the premises shall increase as stated below:

          March 1, 1998 through June 30, 1999 -    $1,579.90 per month
          July 1, 1999 through June 30, 2000 -     $1,622.60 per month

6.  RENTAL ADJUSTMENT.

(A) In addition to the monthly rent provided for in Paragraph 5 hereof, Tenant shall pay to Landlord the sums set forth in the following subparagraphs. Tenant's percentage share as set forth below has been calculated by dividing the number of square feet of rentable area in the Premises by the number of square feet rentable in the building. In the event the rentable area of the building is changed, the Tenant's percentage share shall be appropriately adjusted. Rentable area shall be based upon the Building Owners and Managers Association International (BOMAI) standard method of floor measurement for office buildings. Tenant hereby approves and accepts Landlord's calculation of Tenant's current percentage share as set forth below.

(B) Tax Increases and Assessments. Tenant shall pay to Landlord an amount equal to 1.21% of any increase in real property taxes and assessments or other fees or charges of whatsoever kind or character imposed by a governmental agency which may be levied on the land and building of which the Premises are a part and personal property taxes levied on personal property of Landlord used in the operation of said land and building above the amount of such taxes levied and assessed for the fiscal tax year ending 1998, either by way of increase in the rate or in the assessed valuation of said land and building or by imposition of any such charges by ordinance or statute of any authority having jurisdiction. For the purposes of the Subparagraph (A), real and personal property taxes shall include, without limitation, taxes of every kind and nature levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said land and building as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or state taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, Agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, and including any and all charges which may be charged by the environmental protection agency or other similar governmental regulatory agency or authority. In addition, Tenant shall pay one hundred percent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the Premises at any time during the term hereof. The total amounts due hereunder shall be paid to Landlord on or before the date full payment of such taxes or assessments or, if payable in installments, the date payment of the first installment of such taxes or assessments shall become due. In the event said taxes or assessments are charged to or paid or payable by Landlord, Tenant forthwith upon demand therefore, shall reimburse Landlord for all amounts of such taxes or assessments chargeable against Tenant pursuant to this subparagraph (B) and paid by Landlord.

(C) Operating Expense Increases. Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to 1.21% of any increase in direct expenses paid or incurred by Landlord on account of the operation or maintenance of the building above such direct expenses paid or incurred by Landlord during the Base Year. "Base Year" as used in this subparagraph (c) shall mean the calendar year 1998. "Direct expenses" as used herein shall include all direct costs of operation and maintenance as determined by standard accounting practices as set forth in the Building Owners and Managers Association International (BOMAI) chart of accounts from time to time (excluding, however, any and all taxes of the nature set forth in subparagraph (B) above) and shall include the following by way of illustration but not limitation; the cost of contesting by appropriate proceeding the amount or the validity of any of the aforementioned taxes or fees; water and sewer charges; insurance premiums; license, permit and inspection fees; charges for heat, light, power and steam; janitorial services; labor; supplies; materials, equipment and tools; and management fees. "Direct expenses" as used herein shall not include depreciation on the building or equipment therein, interest, or real estate broker's commissions.

Statements of the amount of direct expenses for the preceding calendar year and the amount of such increase payable by Tenant shall be determined or estimated by Landlord shall be given to Tenant on such date as Landlord shall from time to time determine. All amounts payable by Tenant as shown on said statement shall be paid by Tenant within the time required by said statement. If during any such year Landlord shall revise its estimate of Tenant's share of said expenses for said year, Landlord shall advise Tenant and commencing on the next date payment of additional charges are due, Tenant shall pay all additional charges based on such revised estimate for the portion of the year already elapsed and shall commence paying the additional charges based on such revised estimate for the remainder of such year.

7. SECURITY. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of $3,159.80 of which sum $1,579.90 shall be payment of the March 1998 rent and the balance thereof, namely $1,579.90 shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this lease. Provided that at the end of the term Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the commencement date, reasonable wear excepted, said sum held as security shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account. No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a 6; or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

8. USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the building or any of its contents or cause a cancellation of any insurance policy covering said building or contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the building or injure or annoy them, or use or allow the Premises to be used for any residential, immoral, unlawful, or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises. No cooking devices or other odor-causing devices, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafterbe in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

10. ALTERATIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions, or improvements to or of said Premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the Premises caused by such removal.

12. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term hereof, and if Tenant shall abandon, vacate or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

13. LIENS. Tenant shall keep the Premises and the building and the land upon which the building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall, in the event of the filing of any such lien, post any bond required to release the Premises therefrom.

14.  ASSIGNMENT AND SUBLETTING.

(A) Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. Landlord's consent to one assignment, subleasing or occupancy shall not be deemed to be a consent to any subsequent assignment, subleasing or occupancy.

(B) Provided further and notwithstanding anything therein before set forth: In the event that at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Premises, Tenant shall notify Landlord in writing (the "Sublet Notice") of the terms of the proposed subletting, and the area so proposed to be sublet and shall give Landlord the right to sublet from Tenant such space (the "Sublet Space") on the same terms as those contained in the Sublet Notice. Such option shall be exercisable by Landlord in writing for a period of thirty (30) days after receipt of the Sublet Notice.

If Landlord fails to exercise its option and Tenant desires to complete the proposed sublease, Tenant shall deliver an executed copy of such sublease to Landlord in order to obtain its consent as required in paragraph 14(A) above. If Landlord consents to a sublease, then such sublease shall be subject to and made upon the following terms:

(A) Any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease;

(B) No subtenant shall have a right to further sublease its Premises. If Landlord fails to exercise such option, and Tenant fails to consummate a sublease with a third party within sixty (60) days after the expiration of Landlord's option period on the same terms and conditions contained in the Sublet Notice, Tenant shall be required to deliver a new Sublet Notice to Landlord and comply with the terms and conditions set forth above before any further subletting shall be permitted.

(C) Regardless of Landlord's consent, no subletting nor assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and perform other obligations of Tenant under this lease.

(D) In no event shall Tenant assign this Lease or sublet the Premises or any portion thereof to any then, existing, or prospective Tenant of said building.

(E) Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this lease or sublet the Premises, regardless of whether or not the Landlord consents to the proposed transfer.

15. INDEMNIFICATION OF LANDLORD. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises of said building or any part thereof.

Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof, and (2) occurring in, on or about any facilities (including without prejudice to the generality of the term "facilities" elevators, stairways, passageways or hallways), the use of which Tenant may have in common with other Tenants of the building, when such injury or damage shall be caused in part or in whole by the act, neglect, default or omission of any duty with respect to the same by Tenant, its agents, employees or invitees.

16. INSURANCE. Tenant agrees to keep in force during the term hereof, at Tenant's expense, public liability and property damage insurance with combined single limits in the amount of not less than $1,000,000.00 (one million dollars). Said policy shall name Landlord as an additional insured, and shall insure Landlord's contingent liability as respects acts, or omissions of Tenant, shall be issued by an insurance company licensed to do business in the state where the

Premises are located, and shall provide that said insurance shall not be canceled or amended unless thirty (30) days prior written notice to Landlord is first given. Said policy or a certificate thereof shall be delivered to Landlord by Tenant prior to the commencement of the term and each renewal of such insurance. Tenant hereby waives all rights of subrogation against Landlord to which any insurance carrier may at any time become entitled under any policy of insurance carried by Tenant.

17. MAINTENANCE AND UTILITIES. Tenant shall keep in good order and repair the Premises and every part thereof, structural and non-structural, (whether or not such portion of the premises requiring repair, or the mean for repairing the same are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of the Tenant's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical lighting facilities and equipment, telecommunications equipment within the Premises, fixtures, walls (interior and exterior) foundations, ceilings, roofs (interior and exterior) floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the premises and sidewalks and parkways adjacent to the Premises. Tenant will be responsible costs for utilities to include electricity, gas and water and janitorial service for the Premises, installing meters if required. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason if, Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Tenant shall pay and provide for all services and utilities not furnished by Landlord.

Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity, cooling capacity or water usually furnished or supplied for use of the Premises for general office purposes or connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to other Tenants of the building for use of their Premises for general office purposes, Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current or water meter to be installed in the Premises so as to measure the amount of excess electric current or water consumed by Tenant. The cost of any such meter and of the installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand thereof the cost of all such excess water and electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

18. PERSONAL PROPERTY AND OTHER TAXES. Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting installed by Tenant even though said carpeting has become a part of the leased Premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the Premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefore, shall reimburse Landlord for all of such taxes paid by Landlord.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all modifications of and additions thereto applicable to all Tenants of the building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the building of any of said rules and regulations.

20. HOLDING OVER. If Tenant holds possession of the Premises after the term of this Lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of 1.15 x the last month's rent payable in advance, in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him Tenant shall be a Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant is so holding over.

21. SUBORDINATION. This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said building and/or land or on or against the Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, upon Tenant's attornment to the lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said Lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefore.

22. ENTRY BY LANDLORD. Landlord reserves and shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or Tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the building without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss occasioned by such entry. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

23. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, (b) an assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by reason of voluntary or involuntary bankruptcy proceedings nor shall any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceedings.

24. DEFAULT. In the event of any breach or default of Lease by Tenant, then Landlord, besides any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the Premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the Premises. Should Landlord elect to terminate Tenant's right to possession of the Premises and terminate this Lease, Landlord shall have the immediate right of entry and may remove all persons and property from the Premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination, Landlord, in addition to any other rights and remedies (including rights and remedies under Subparagraphs (1), (2) and (4) of Subdivision (a) of Section 1951.2 of the California Civil Code or any amendment thereto), shall be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided. The worth at the time of award of the amount referred to in subparagraphs (1) and (2) of Subdivision (a) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the maximum rate allowed by law. The worth at the time of the award of the amount referred to in subparagraph (3) of Subdivision 1951.2 of the California Civil Code shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus 1%.

Any proof by Tenant of the amount of rental loss that could reasonably be avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of rental loss that could reasonably be avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto. Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the Premises (notwithstanding the fact that Tenant may have abandoned the leased Premises), then Landlord, besides the rights and remedies specified in Section 1951.4 of the California Civil Code and all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including but not limited to the right to recover the installments of rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of said Premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.

25. DAMAGE BY FIRE, ETC. If the Premises are or the building is damaged by fire or other casualty which is covered by insurance, Landlord shall forthwith repair the same, provided such repairs can be made within sixty (60) working days from the date of such damage under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction thereof, and this Lease shall remain in full force and effect during the making of such repairs, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made if the damage was not attributable to Tenant's negligent or willful act, such proportionate reduction to be based upon the full extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises. If such repairs are not covered by insurance or cannot be made within sixty (60) working days from the date of such damage, Landlord shall have the option either (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as herein above in this paragraph provided, or (2) to give notice to Tenant at any time within thirty (30) working days after the date of such damage terminating this Lease as of a date to be specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) working days after the giving of such notice. In the event of the giving of such notice of termination by either Landlord or Tenant, this Lease and all interest of Tenant in the Premises shall terminate on the date so specified in such notice, and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the business carried on by Tenant in the Premises, shall be paid up to date of such termination. Landlord shall not be liable for or be required to repair any injury or damage by fire or other cause to the property of Tenant, or to make repairs or replacements of any paneling, decorations, railings, floor coverings or any equipment or improvements installed on the Premises by Tenant. Tenant hereby waives any provisions of law automatically terminating this Lease or otherwise contrary to the provisions of this paragraph in the event of damage to or destruction of the Premises.

26. EMINENT DOMAIN. If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the Premises for more than ninety (90) days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord or the condemner for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party shall elect to terminate this Lease, the rent thereafter to be paid shall be equitably reduced.

27. FLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

28. SALE BY LANDLORD. In the event of a sale or conveyance by Landlord of the building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord may transfer and/or deliver the security to the successor in interest of Landlord, and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 28, this Lease shall not be affected by any such sale or conveyance.

29. ESTOPPEL CERTIFICATES. At any time and from time to time, upon not more than ten (10) days prior to request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other matters as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any Deed of Trust or by any purchaser or prospective purchaser of the building.

30. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be kept or performed by Tenant under any of the terms of this lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default in payment of rent.

31. ATTORNEY FEES. If either Landlord or Tenant shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant or warranty hereof, or otherwise arising out of this lease, the unsuccessful party shall pay to the prevailing party reasonable attorney's fees, which shall be payable whether or not any action is prosecuted to judgment. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment.

32. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

33. WAIVER. The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

34. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises, or to such other such place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at 181 Second Avenue, Suite 688, San Mateo, California, 94401 or to
            ----------------------------------------------------------
other such place as Landlord may from time to time by like notice designate.

35. NOTICE OF SURRENDER. At least ninety (90) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein or any failure to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

36. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

37. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Premises are located.

38. SUCCESSORS. Subject to the provisions of Paragraph 14 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

39. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

40. LATE CHARGE. In the event Tenant shall fail to pay any rents or sums due hereunder on or before the due date herein provided, then and in that event the amount so due and unpaid shall bear a late charge equal to five percent (5%) of the amount due together with interest accruing from the date due at the maximum interest rate permitted by law, which late charge and interest shall be payable forthwith upon demand. (The foregoing shall be in addition to any other right or remedy of Landlord.)

41. ADDITIONAL PROVISIONS. The exhibits and addenda listed below are incorporated by reference in this Lease:

        Exhibit A and Rules and Regulations

42.  Tenant will take the space "as is".

IN WITNESS WHEREOF Landlord and Tenant have executed this lease the day and year first above written.

"Landlord"                                        "Tenant"
ROSJAN LIMITED PARTNERSHIP                        INFOSPACE, INC.

By: Kennedy-Wilson Management Group               By: /s/ Paul C. Vilandre
        Its Managing Agent                           -------------------------
                                                     Paul C. Vilandre

By: /s/ Eric M. Bender                            Its: Vice President Finance
   --------------------------------                   ------------------------
     Eric M. Bender
                                                  Date: 3/12/98
Its: Dir. Prop. Mgt.                                   -----------------------
    -------------------------------

Date: 3/20/98
     ------------------------------

RULES AND REGULATIONS FOR THE BUILDING
ATTACHED TO AND MADE A PART OF THIS LEASE

1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the building or exterior of the Premises leased to Tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. Except as provided or required by Landlord in accordance with building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door of the Premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to Tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the building shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the building unless expressly so authorized by Landlord.

5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the building or any Premises leased except for supporting partitions, pictures, paintings, and other similar solely decorative items.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person shall be permitted to enter the building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the Premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with other Tenants or persons having business in the building; or bring or keep or permit to be brought or kept in the building any animal life form, other than human, except seeing eye dogs when in the company of their masters.

11. No cooking shall be done or permitted by Tenants in their respective Premises except making coffee and microwave cooking, nor shall Premises occupied by Tenants be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes.

12. No Tenant shall use or keep in the building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air-conditioning other than such as be supplied by Landlord.

13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

14. Upon termination of occupancy of the building, each Tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such Tenant, and in the event of loss of any keys furnished shall pay Landlord therefore.

15. No Tenant shall affix any floor covering in any manner except as approved by Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom or by whose contractors, employees or invitees, the damage shall have been caused.

16. On Sundays and legal holidays and between the hours of 6:00 p.m. and 8:00 a.m., access to the building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the building and has a pass or is properly identified. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the building by all persons by any means Landlord deems appropriate.

17. Each Tenant shall see that the exterior doors of its Premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day. Each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the building.

18. Landlord may exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

19. The requirements of Tenants will be attended to only upon application to Landlord at the office of the building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any Premises in the building.

20. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the building without the written permission of the Landlord.

21. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the building.

22. The word "building" as used in these rules and regulations means the building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure of for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or non-compliance by any other Tenant shall not be a ground for termination of the lease to which these rules and regulations are attached by the Tenant thereunder.

23.  Carpet protector pads shall be used by all desk stations.

                           FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("First Amendment") is entered as of this twenty-fourth day of June, 1998, by and between Rosjan Limited Partnership, A California Limited Partnership ("Landlord"), and Infospace, Inc., ("Tenant").

The Parties enter this First Amendment on the basis of the following facts, intentions and understandings:

A. Landlord and Tenant have entered into that certain Office Lease dated 10th of March, 1998, pursuant to which Landlord leased to Tenant Suite 443/445 ("Premises") for the permitted uses listed therein, the Premises being located in the City and County of San Mateo, State of California, as indicated on the Building Floor Plan attached as Exhibit A to the Lease.

B. Landlord agrees and Tenant now desires to expand the Premises and amend the Lease in other respects as hereinafter provided.

C. In the event of any conflict between the covenants and agreements of the Lease and this First Amendment, the covenants and agreements of this First Amendment shall prevail.

Now, therefore, In Consideration of the mutual covenants and promises of parties, the parties hereto agree as follows:

1. Additional Premises: The additional premises, consists of approximately 422
   -------------------
   rentable square feet (previously a part of suite 459).

2. Term: The Term of the Lease will be for 24 months, commencing July 1, 1998
   ----
   and terminating on June 30, 2000.

3. Base Rent: Effective July 1, 1998, the Base Rent for the Additional Premises
   ---------
   shall be as follows (to be paid in addition to the base rent for Suite 443/445):

                        Additional Premises  Premises   Combined Premises
                        -------------------  ---------  -----------------

   7/1/98 - 6/30/99           $780.70        $2,665.85      $3,446.55
   7/1/99 - 6/30/00           $801.80        $2,737.90      $3,539.70


4. Security Deposit: The Security Deposit for the Additional Premises shall be
   ----------------
   equal to Seven Hundred Eighty and 70/100 dollars ($780.70). Upon execution of this First Amendment of Lease, the Tenant shall pay to the Landlord Seven Hundred Eighty and 70/100 dollars ($780.70) as Security deposit together with the first month's rent ($780.70 + $780.70 = $1,561.40).

5. Property Tax, Insurance and Operating Expense Increases for Additional
   ----------------------------------------------------------------------
   Premises: Tenant shall pay to landlord and amount equal to .59% of any
   --------
   increase in property taxes, insurance premiums and operating expenses paid or incurred by Landlord above such paid or incurred by Landlord during the Base Year. "Base Year" shall mean the calendar year 1998. (Total share for combined Premises is 2.63%.)

6. Obligations: Except as otherwise provided herewith the Lease shall remain in
   -----------
   full force.

7. The Additional Premises shall be "as is".

In Witness Whereof, the parties hereto have executed the First Amendment to Lease as of the date first above written.

"Landlord":                              "Tenant"
Rosjan Limited Partnership               Infospace, Inc.

By: Kennedy-Wilson Management Group      By: /s/ Paul Vilandre
     Its Management Agent                   -----------------------------
                                            Paul Vilandre

By:_____________________________         Its: Chief Financial Officer
     Eric M. Bender

Its: Director of Property Management     By: /s/ Stan Wang
                                            -----------------------------
                                         Stan Wang
Date:___________________________
                                         Its President & CEO

                                         Date:___________________________

                                  OFFICE LEASE

PARTIES. This lease, made this 10th day of March between ROSJAN LIMITED PARTNERSHIP and Infospace, Inc., Tenant.

WITNESSETH:

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those certain Premises (hereinafter called "Premises") outlined in red on Exhibit A attached hereto and by this reference made a part hereof, said Premises being situated on the 4th floor, Suite 443 of that certain building (hereinafter called "Building") known as 181 Second Avenue, San Mateo,
                                         -----------------------------
California.
----------

Said letting and hiring is upon and subject to the terms, covenants, and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

2. PURPOSE. The Premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord.

3. TERM. The term of this Lease shall be for twenty-seven (27) months commencing on the 1st day of April, 1998, (the "Lease Term"), ending on the 30th day of June, 2000.

4. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to Tenant at the commencement of the term hereof, this Lease shall be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, but in that event there shall be proportionate reduction of rent covering the period between the commencement of the said term and the time when Landlord can deliver possession. If possession of the Premises is not delivered to Tenant within six months from the scheduled commencement date, this Lease will terminate. Should Landlord tender possession of the Premises to Tenant prior to the date specified for the commencement of the term, and Tenant accepts such prior tender, such prior occupancy shall be subject to all terms, covenants and conditions of this Lease, including the payment of rent.

5. RENT. On or before the first day of each calendar month during the term hereof, Tenant shall pay to Landlord, as minimum monthly rent for the Premises, the sum of $2,665.85. The minimum monthly rent for any partial month shall be pro-rated at the rate of 1/30 of the minimum monthly rent per day. Said rent shall be paid by Tenant to Landlord, in advance, without deduction or offset, in lawful money of the United States of America at 181 Second Avenue. Suite 688,
                                                -----------------------------
San Mateo, California, or to such other person or at such place as Landlord may
---------------------
from time to time designate in writing. The minimum monthly rent for the premises shall increase as stated below:

           April 1, 1998 through June 30, 1999 - $2,665.85 per month July 1, 1999 through June 30, 2000 - $2,737.90 per month

6. RENTAL ADJUSTMENT.

(A) In addition to the monthly rent provided for in Paragraph 5 hereof, Tenant shall pay to Landlord the sums set forth in the following subparagraphs. Tenant's percentage share as set forth below has been calculated by dividing the number of square feet of rentable area in the Premises by the number of square feet rentable in the building. In the event the rentable area of the building is changed, the Tenant's percentage share shall be appropriately adjusted. Rentable area shall be based upon the Building Owners and Managers Association International (BOMAI) standard method of floor measurement for office buildings. Tenant hereby approves and accepts Landlord's calculation of Tenant's current percentage share as set forth below.

(B) Tax Increases and Assessments. Tenant shall pay to Landlord an amount equal to 2.04% of any increase in real property taxes and assessments or other fees or charges of whatsoever kind or character imposed by a governmental agency which may be levied on the land and building of which the Premises are a part and personal property taxes levied on personal property of Landlord used in the operation of said land and building above the amount of such taxes levied and assessed for the fiscal tax year ending 1998, either by way of increase in the rate or in the assessed valuation of said land and building or by imposition of any such charges by ordinance or statute of any authority having jurisdiction. For the purposes of the subparagraph (A), real and personal property taxes shall include, without limitation, taxes of every kind and nature levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said land and building as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or state taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, Agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, and including any and all charges which may be charged by the environmental protection agency or other similar governmental regulatory agency or authority. In addition, Tenant shall pay one hundred percent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the Premises at any time during the term hereof. The total amounts due hereunder shall be paid to Landlord on or before the date full payment of such taxes or assessments or, if payable in installments, the date payment of the first installment of such taxes or assessments shall become due. In the event said taxes or assessments are charged to or paid or payable by Landlord, Tenant forthwith upon demand therefore, shall reimburse Landlord for all amounts of such taxes or assessments chargeable against Tenant pursuant to this subparagraph (B) and paid by Landlord.

(C) Operating Expense Increases. Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to 2.04% of any increase in direct expenses paid or incurred by Landlord on account of the operation or maintenance of the building above such direct expenses paid or incurred by Landlord during the Base Year. "Base Year" as used in this subparagraph (c) shall mean the calendar year 1998. "Direct expenses" as used herein shall include all direct costs of operation and maintenance as determined by standard accounting practices as set forth in the Building Owners and Managers Association International (BOMAI) chart of accounts from time to time (excluding, however, any and all taxes of the nature set forth in subparagraph (B) above) and shall include the following by way of illustration but not limitation: the cost of contesting by appropriate proceeding the amount or the validity of any of the aforementioned taxes or fees; water and sewer charges; insurance premiums; license, permit and inspection fees; charges for heat, light, power and steam; janitorial services; labor; supplies; materials, equipment and tools; and management fees. "Direct expenses" as used herein shall not include depreciation on the building or equipment therein, interest, or real estate broker's commissions.

Statements of the amount of direct expenses for the preceding calendar year and the amount of such increase payable by Tenant shall be determined or estimated by Landlord shall be given to Tenant on such date as Landlord shall from time to time determine. All amounts payable by Tenant as shown on said statement shall be paid by Tenant within the time required by said statement. If during any such year Landlord shall revise its estimate of Tenant's share of said expenses for said year, Landlord shall advise Tenant and commencing on the next date payment of additional charges are due, Tenant shall pay all additional charges based on such revised estimate for the portion of the year already elapsed and shall commence paying the additional charges based on such revised estimate for the remainder of such year.

7. SECURITY. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of $5,331.70 of which sum $2,665.85 shall be payment of the April 1998 rent and the balance thereof, namely $2,665.85 shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this lease. Provided that at the end of the term Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the commencement date, reasonable wear excepted, said sum held as security shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account. No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a 6; or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

8. USES PROHIBITED. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the building or any of its contents or cause a cancellation of any insurance policy covering said building or contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the building or injure or annoy them, or use or allow the Premises to be used for any residential, immoral, unlawful, or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises. No cooking devices or other odor-causing devices, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

10. ALTERATIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions, or improvements to or of said Premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the-realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the Premises caused by such removal.

12. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term hereof, and if Tenant shall abandon, vacate or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

13. LIENS. Tenant shall keep the Premises and the building and the land upon which the building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall, in the event of the filing of any such lien, post any bond required to release the Premises therefrom.

14. ASSIGNMENT AND SUBLETTING.

(A) Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. Landlord's consent to one assignment, subleasing or occupancy shall not be deemed to be a consent to any subsequent assignment, subleasing or occupancy.

(B) Provided further and notwithstanding anything therein before set forth: In the event that at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Premises, Tenant shall notify Landlord in writing (the "Sublet Notice") of the terms of the proposed subletting, and the area so proposed to be sublet and shall give Landlord the right to sublet from Tenant such space (the "Sublet Space") on the same terms as those contained in the Sublet Notice. Such option shall be exercisable by Landlord in writing for a period of thirty (30) days after receipt of the Sublet Notice.

If Landlord fails to exercise its option and Tenant desires to complete the proposed sublease, Tenant shall deliver an executed copy of such sublease to Landlord in order to obtain its consent as required in paragraph 14(A) above. If Landlord consents to a sublease, then such sublease shall be subject to and made upon the following terms:

(A) Any such sublease shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease;

(B) No subtenant shall have a right to further sublease its Premises. If Landlord fails to exercise such option, and Tenant fails to consummate a sublease with a third party within sixty (60) days after the expiration of Landlord's option period on the same terms and conditions contained in the Sublet Notice, Tenant shall be required to deliver a new Sublet Notice to Landlord and comply with the terms and conditions set forth above before any further subletting shall be permitted.

(C) Regardless of Landlord's consent, no subletting nor assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and perform other obligations of Tenant under this lease.

(D) In no event shall Tenant assign this Lease or sublet the Premises or any portion thereof to any then, existing, or prospective Tenant of said building.

(E) Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this lease or sublet the Premises, regardless of whether or not the Landlord consents to the proposed transfer.

15. INDEMNIFICATION OF LANDLORD. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises of said building or any part thereof.

Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (1) occurring in, on or about the Premises or any part thereof, and (2) occurring in, on or about any facilities (including without prejudice to the generality of the term "facilities" elevators, stairways, passageways or hallways), the use of which Tenant may have in common with other Tenants of the building, when such injury or damage shall be caused in part or in whole by the act, neglect, default or omission of any duty with respect to the same by Tenant, its agents, employees or invitees.

16. INSURANCE. Tenant agrees to keep in force during the term hereof, at Tenant's expense, public liability and property damage insurance with combined single limits in the amount of not less than $1,000,000.00 (one million dollars). Said policy shall name Landlord as an additional insured, and shall insure Landlord's contingent liability as respects acts, or omissions of Tenant, shall be issued by an insurance company licensed to do business in the state where the

Premises are located, and shall provide that said insurance shall not be canceled or amended unless thirty (30) days prior written notice to Landlord is first given. Said policy or a certificate thereof shall be delivered to Landlord by Tenant prior to the commencement of the term and each renewal of such insurance. Tenant hereby waives all rights of subrogation against Landlord to which any insurance carrier may at any time become entitled under any policy of insurance carried by Tenant.

17. UTILITIES. Landlord shall furnish to the Premises, during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations of the building, water and electricity suitable for the use of the Premises for general office purposes and heat required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes, janitorial service, and elevator service. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason if, Landlord's failure to furnish any of the foregoing when such failure or delay is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or is caused directly or indirectly by the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the building, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Tenant shall pay and provide for all services and utilities not furnished by Landlord.

Tenant will not, without the written consent of Landlord, use any apparatus or device' in the Premises which will in any way increase the amount of electricity, cooling capacity or water usually furnished or supplied for use of the Premises for general office purposes or connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to other Tenants of the building for use of their Premises for general office purposes, Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current or water meter to be installed in the Premises so as to measure the amount of excess electric current or water consumed by Tenant. The cost of any such meter and of the installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand thereof the cost of all such excess water and electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

18. PERSONAL PROPERTY AND OTHER TAXES. Tenant shall pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting installed by Tenant even though said carpeting has become a part of the leased Premises; and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the Premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord, Tenant, forthwith upon demand therefore, shall reimburse Landlord for all of such taxes paid by Landlord.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all modifications of and additions thereto applicable to all Tenants of the building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the building of any of said rules and regulations.

20. HOLDING OVER. If Tenant holds possession of the Premises after the term of this Lease, Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of 1.15 x the last month's rent payable in advance, in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him Tenant shall be a Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant is so holding over.

21. SUBORDINATION. This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said building and/or land or on or against the Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, upon Tenant's attornment to the lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said Lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefore.

22. ENTRY BY LANDLORD. Landlord reserves and shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or Tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the building without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss occasioned by such entry. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

23. INSOLVENCY OR BANKRUPTCY. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, (b) an assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by reason of voluntary or involuntary bankruptcy proceedings nor shall any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceedings.

24. DEFAULT. In the event of any breach or default of Lease by Tenant, then Landlord, besides any other rights and remedies of Landlord at law or equity, shall have the right either to terminate Tenant's right to possession of the Premises and thereby terminate this Lease or to have this Lease continue in full force and effect with Tenant at all times having the right to possession of the Premises. Should Landlord elect to terminate Tenant's right to possession of the Premises and terminate this Lease, Landlord shall have the immediate right of entry and may remove all persons and property from the Premises. Such property so removed may be stored in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such termination, Landlord, in addition to any other rights and remedies (including rights and remedies under Subparagraphs (1), (2) and (4) of Subdivision (a) of Section 1951.2 of the California Civil Code or any amendment thereto), shall be entitled to recover from Tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided. The worth at the time of award of the amount referred to in subparagraphs (1) and (2) of Subdivision (a) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the maximum rate allowed by law. The worth at the time of the award of the amount referred to in subparagraph (3) of Subdivision 1951.2 of the California Civil Code shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus 1%.

Any proof by Tenant of the amount of rental loss that could reasonably be avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of rental loss that could reasonably be avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto. Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the Premises (notwithstanding the fact that Tenant may have abandoned the leased Premises), then Landlord, besides the rights and remedies specified in Section 1951.4 of the California Civil Code and all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including but not limited to the right to recover the installments of rent as they become due under this Lease. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of said Premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.

25. DAMAGE BY FIRE, ETC. If the Premises are or the building is damaged by fire or other casualty which is covered by insurance, Landlord shall forthwith repair the same, provided such repairs can be made within sixty (60) working days from the date of such damage under the laws and regulations of the state, federal, county and municipal authorities having jurisdiction thereof, and this Lease shall remain in full force and effect during the making of such repairs, except that Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made if the damage was not attributable to Tenant's negligent or willful act, such proportionate reduction to be based upon the full extent to which the making of such repairs shall interfere with the business carried on by Tenant in the Premises. If such repairs are not covered by insurance or cannot be made within sixty (60) working days from the date of such damage, Landlord shall have the option either (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as herein above in this paragraph provided, or (2) to give notice to Tenant at any time within thirty (30) working days after the date of such damage terminating this Lease as of a date to be specified in such notice which date shall not be less than thirty (30) nor more than sixty (60) working days after the giving of such notice. In the event of the giving of such notice of termination by either Landlord or Tenant, this Lease and all interest of Tenant in the Premises shall terminate on the date so specified in such notice, and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the business carried on by Tenant in the Premises, shall be paid up to date of such termination. Landlord shall not be liable for or be required to repair any injury or damage by fire or other cause to the property of Tenant, or to make repairs or replacements of any paneling, decorations, railings, floor coverings or any equipment or improvements installed on the Premises by Tenant. Tenant hereby waives any provisions of law automatically terminating this Lease or otherwise contrary to the provisions of this paragraph in the event of damage to or destruction of the Premises.

26. EMINENT DOMAIN. If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the Premises for more than ninety (90) days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord or the condemner for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party shall elect to terminate this Lease, the rent thereafter to be paid shall be equitably reduced.

27. FLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

28. SALE BY LANDLORD. In the event of a sale or conveyance by Landlord of the building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease on the part of Tenant, Landlord may transfer and/or deliver the security to the successor in interest or Landlord, and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 28, this Lease shall not be affected by any such sale or conveyance.

29. ESTOPPEL CERTIFICATES. At any time and from time to time, upon not more than ten (10) days prior to request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease; stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and setting forth such other matters as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any Deed of Trust or by any purchaser or prospective purchaser of the building.

30. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be kept or performed by Tenant under any of the terms of this lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default in payment of rent.

31. ATTORNEY FEES. If either Landlord or Tenant shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant or warranty hereof, or otherwise arising out of this lease, the unsuccessful party shall pay to the prevailing party reasonable attorney's fees, which shall be payable whether or not any action is prosecuted to judgment. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment.

32. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and, at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

33. WAIVER. The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

34. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises, or to such other such place as Tenant may from time to time by like notice designate. All notices and demands by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at 181 Second Avenue, Suite 688, San Mateo, California. 94401 or to
            ----------------------------------------------------------
other such place as Landlord may from time to time by like notice designate.

35. NOTICE OF SURRENDER. At least ninety (90) days before the last day of the term hereof, Tenant shall give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein or any failure to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

36. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

37. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Premises are located.

38. SUCCESSORS. Subject to the provisions of Paragraph 14 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

39. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied, and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

40. LATE CHARGE. In the event Tenant shall fail to pay any rents or sums due hereunder on or before the due date herein provided, then and in that event the amount so due and unpaid shall bear a late charge equal to five percent (5%) of the amount due together with interest accruing from the date due at the maximum interest rate permitted by law, which late charge and interest shall be payable forthwith upon demand. (The foregoing shall be in addition to any other right or remedy of Landlord.)

41. ADDITIONAL PROVISIONS. The exhibits and addenda listed below are incorporated by reference in this Lease:

     Exhibit A and Rules and Regulations

42. Tenant will take the space "as is".



IN WITNESS WHEREOF Landlord and Tenant have executed this lease the day and year first above written.


"Landlord"                                    "Tenant"
ROSJAN LIMITED PARTNERSHIP                    INFOSPACE, INC.

By: Kennedy-Wilson Management Group           By: /s/ Paul C. Vilandre
                                                 -------------------------
     Its Managing Group                           Paul C. Vilandre

By: /s/ Eric M. Bender                        Its: VP Finance
   ---------------------------                    ------------------------
     Eric M. Bender
                                              Date: 3-18-98
Its: DIR. PROD. MGT.                               -----------------------
    --------------------------

Date: 3/20/98
     -------------------------

RULES AND REGULATIONS FOR THE BUILDING
ATTACHED TO AND MADE A PART OF THIS LEASE

1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the building or exterior of the Premises leased to Tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. Except as provided or required by Landlord in accordance with building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door of the Premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to Tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the building shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the building unless expressly so authorized by Landlord.

5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the building or any Premises leased except for supporting partitions, pictures, paintings, and other similar solely decorative items.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person shall be permitted to enter the building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the Premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the building; use or keep or permit to be used or kept any-foul or noxious gas or substance; permit or suffer the Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with other Tenants or persons having business in the building; or bring or keep or permit to be brought or kept in the building any animal life form, other than human, except seeing eye dogs when in the company of their masters.

11. No cooking shall be done or permitted by Tenants in their respective Premises except making coffee and microwave cooking, nor shall Premises occupied by Tenants be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes.

12. No Tenant shall use or keep in the building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air-conditioning other than such as be supplied by Landlord.

13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

14. Upon termination of occupancy of the building, each Tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such Tenant, and in the event of loss of any keys furnished shall pay Landlord therefore.

15. No Tenant shall affix any floor covering in any manner except as approved by Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom or by whose contractors, employees or invitees, the damage shall have been caused.

16. On Sundays and legal holidays and between the hours of 6:00 p.m. and 8:00 a.m., access to the building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the building and has a pass or is properly identified. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the building by all persons by any means Landlord deems appropriate.

17. Each Tenant shall see that the exterior doors of its Premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day. Each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the building.

18. Landlord may exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

19. The requirements of Tenants will be attended to only upon application to Landlord at the office of the building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any Premises in the building.

20. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premise in the building without the written permission of the Landlord.

21. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the building.

22. The word "building" as used in these rules and regulations means the building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure of for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or non-compliance by any other Tenant shall not be a ground for termination of the lease to which these rules and regulations are attached by the Tenant thereunder.

23. Carpet protector pads shall be used by all desk stations.

24. The HVAC is in operation from 8:00 a.m. to 6:00 p.m. Monday to Friday except public Holidays.

                              OFFICE SPACE LEASE

                                    BETWEEN

                          Rosjan Limited Partnership
                           a California partnership

                                      AND

                                Infospace, Inc.
                           a California Corporation

                                INDEX TO LEASE

ARTICLE I. BASIC LEASE PROVISIONS..................................................      1.

ARTICLE II. PREMISES...............................................................      3.

        SECTION 2.1  LEASED PREMISES...............................................      3.
        SECTION 2.2  ACCEPTANCE OF PREMISES........................................      3.

ARTICLE III.  TERM.................................................................      3.

        SECTION 3.1  GENERAL.......................................................      3.
        SECTION 3.2  DELAY IN POSSESSION...........................................      3.

ARTICLE IV. RENT AND OPERATING EXPENSES............................................      3.

        SECTION 4.1  BASIC RENT....................................................      3.
        SECTION 4.2  OPERATING EXPENSE INCREASE....................................      4.
        SECTION 4.3  INTENTIONALLY OMITTED.........................................      5.
        SECTION 4.4  SECURITY DEPOSIT..............................................      5.

ARTICLE V. USES....................................................................      5.

        SECTION 5.1  USE...........................................................      5.
        SECTION 5.2  SIGNS.........................................................      6.

ARTICLE VI. LANDLORD SERVICES......................................................      6.

        SECTION 6.1  UTILITIES AND SERVICES........................................      6.
        SECTION 6.2  OPERATION AND MAINTENANCE OF COMMON FACILITIES................      6.
        SECTION 6.3  USE OF COMMON FACILITIES......................................      6.
        SECTION 6.4  CHANGES AND ADDITIONS BY LANDLORD.............................      7.

ARTICLE VII. MAINTAINING THE PREMISES..............................................      7.

        SECTION 7.1  TENANT'S MAINTENANCE AND REPAIR...............................      7.
        SECTION 7.2  LANDLORD'S MAINTENANCE AND REPAIR.............................      7.
        SECTION 7.3  ALTERATIONS...................................................      7.
        SECTION 7.4  MECHANIC'S LIENS..............................................      8.
        SECTION 7.5  ENTRY AND INSPECTION..........................................      8.
        SECTION 7.6  SPACE PLANNING AND SUBSTITUTION...............................      9.

ARTICLE VIII. TAXES AND ASSESSMENTS ON TENANT'S PREMISES...........................      8.

ARTICLE IX. ASSIGNMENT AND SUBLETTING..............................................      9.

        SECTION 9.1  RIGHTS OF PARTIES.............................................      9.
        SECTION 9.2  EFFECT OF TRANSFER............................................     10.
        SECTION 9.3  SUBLEASE REQUIREMENTS.........................................     10.

ARTICLE X. INSURANCE AND INDEMNITY...............................................    11.

               SECTION 10.1   TENANT'S INSURANCE.................................    11.
               SECTION 10.2   LANDLORD'S INSURANCE...............................    11.
               SECTION 10.3   TENANT'S INDEMNITY.................................    11.
               SECTION 10.4   LANDLORD'S NONLIABILITY............................    11.

ARTICLE XI. DAMAGE OR DESTRUCTION................................................    12.

               SECTION 11.1   RESTORATION........................................    12.
               SECTION 11.2   LEASE GOVERNS......................................    12.

ARTICLE XII.   EMINENT DOMAIN....................................................    12.

               SECTION 12.1   TOTAL OR PARTIAL TAKING............................    12.
               SECTION 12.2   TEMPORARY TAKING...................................    13.

ARTICLE XIII. SUBORDINATION; ESTOPPEL CERTIFICATE................................    13.

               SECTION 13.1   SUBORDINATION......................................    13.
               SECTION 13.2   ESTOPPEL CERTIFICATE...............................    13.

ARTICLE XIV. DEFAULTS AND REMEDIES...............................................    13.

               SECTION 14.1   TENANT'S DEFAULTS..................................    13.
               SECTION 14.2   LANDLORD'S REMEDIES................................    14.
               SECTION 14.3   LATE PAYMENTS......................................    16.
               SECTION 14.4   RIGHT OF LANDLORD TO PERFORM.......................    16.
               SECTION 14.5   DEFAULT BY LANDLORD................................    16.
               SECTION 14.6   EXPENSES AND LEGAL FEES............................    17.
               SECTION 14.7   WAIVER OF JURY TRIAL...............................    17.

ARTICLE XV. END OF TERM..........................................................    17.

               SECTION 15.1   HOLDING OVER.......................................    17.
               SECTION 15.2   MERGER ON TERMINATION..............................    17.
               SECTION 15.3   SURRENDER OF PREMISES; REMOVAL OF PROPERTY.........    17.

ARTICLE XVI.   PAYMENTS AND NOTICES..............................................    18.

ARTICLE XVII.  RULES AND REGULATIONS.............................................    18.

ARTICLE XVIII. BROKER'S COMMISSION...............................................    18.

ARTICLE XIX.   TRANSFER OF LANDLORD'S INTEREST...................................    18.

ARTICLE XX.    INTERPRETATION....................................................    19.

               SECTION 20.1   GENDER AND NUMBER..................................    19.
               SECTION 20.2   HEADINGS...........................................    19.
               SECTION 20.3   JOINT AND SEVERAL LIABILITY........................    19.

               SECTION 20.4     SUCCESSORS.....................................      19.
               SECTION 20.5     TIME OF ESSENCE................................      19.
               SECTION 20.6     CONTROLLING LAW................................      19.
               SECTION 20.7     SEVERABILITY...................................      19.
               SECTION 20.8     WAIVER AND CUMULATIVE REMEDIES.................      19.
               SECTION 20.9     INABILITY TO PERFORM...........................      19.
               SECTION 20.10    ENTIRE AGREEMENT...............................      19.
               SECTION 20.11    QUIET ENJOYMENT................................      20.
               SECTION 20.12    SURVIVAL.......................................      20.

ARTICLE XXI.   EXECUTION AND RECORDING.........................................      20.

               SECTION 21.1     COUNTERPARTS...................................      20.
               SECTION 21.2     CORPORATE AND PARTNERSHIP AUTHORITY............      20.
               SECTION 21.3     EXECUTION OF LEASE; NO OPTION OR OFFER.........      20.
               SECTION 21.4     RECORDING......................................      20.
               SECTION 21.5     AMENDMENTS.....................................      20.

ARTICLE XXII.  MISCELLANEOUS...................................................      20.

               SECTION 22.1     NONDISCLOSURE OF LEASE TERMS...................      20.
               SECTION 22.2     REPRESENTATIONS BY TENANT......................      20.
               SECTION 22.3     CHANGES REQUESTED BY LENDER....................      21.
               SECTION 22.4     MORTGAGEE PROTECTION...........................      21.
               SECTION 22.5     COVENANTS AND CONDITIONS.......................      21.
               SECTION 22.6     TENANT SERVICES................................      21.

EXHIBIT A
        PREMISES.....................................................     Exhibit A - 1

EXHIBIT B
        UTILITIES AND SERVICES.......................................     Exhibit B - 1

EXHIBIT C
        TENANT'S INSURANCE...........................................     Exhibit C - 1

EXHIBIT D
        RULES AND REGULATIONS........................................     Exhibit D - 1

EXHIBIT E
        WORK LETTER..................................................     Exhibit H - 1

                              OFFICE SPACE LEASE

     THIS LEASE is made as of the 10th day of August, 1998, by and between Rosjan Limited Partnership, a California partnership, hereinafter called "Landlord," and Infospace, Inc., a California Corporation, herein after called "Tenant."

                       ARTICLE I. BASIC LEASE PROVISIONS

     Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

1.   Tenant's Name and Trade Name:   Infospace, Inc.

2.   Premises:                       Suite No. 360 (the Premises more
                                     particularly described in Section 2.1).

     Address of Office Building:     181 Second Avenue
                                     San Mateo, California 94401

3.   Use of Premises:                General Business and Office Use

4.   Estimated Commencement Date:    September 1, 1998

5.   Lease Term:                     22 months, plus such additional days as may
                                     be required to cause this Lease to
                                     terminate on the final day of the calendar month in which the lease term ends.

6.   Basic Rent:                     Months 1 - 2:   $1,144.22 per month.
                                     Months 3 - 4:   $1,144.23 per month.
                                     Months 5 - 10:  $2,288.45 per month.
                                     Months 11 - 24: $2,350.35 per month.

     Other Rental Adjustments:       None

7.   Operating Expense
     Base Year:                      1998

     Expense Recovery Period:        Every calendar year during the Term (or
                                     portion thereof for the first and last
                                     Lease years) commencing January 1 and
                                     ending December 31.

8.   Floor Area of Premises:         Approximately rentable square feet.

9.   Security Deposit:               $2,350.35

10.  Broker(s):                      N/A

11.  Tenant Improvements:            Tenant shall accept Premises in as-is
                                     condition and shall construct all required tenant improvements at Tenant's expense in accordance with requirements of Article VII and any other applicable provisions of this Lease.

12.  Address for Payments and
     Notices:

     LANDLORD:                       TENANT:

     Rosjan Limited Partnership      Prior to the Commencement Date:
     181 Second Avenue, Suite 688    Infospace, Inc
     San Mateo, California 94401     181 Second Avenue, Suite 218
     Attn: Marie N. Purisima         San Mateo, California 94401
     Telephone: (650)343-3888        Attn: Paul C. Vilandre
     Facsimile: (650)343-6888        Telephone: (650)685-3024
                                     Facsimile: (650)685-3001

     With a copy to:
                                     After the Commencement Date:
     Kennedy-Wilson Management       Same As Above
     Group
     700 Wilshire Boulevard,
     7/th/ Floor
     Los Angeles, California 90017
     Attention: Director of Property
                 Management

12.  Tenant's Construction Representative: Paul C. Vilandre

13.  Landlord's Construction Representative: Marie Purisima (650)343-3888

14.  Tenant's Percentage: 1.74%

                                      2.

                              ARTICLE II. PREMISES

     SECTION 2.1 LEASED PREMISES. Landlord leases to Tenant and Tenant rents from Landlord the premises shown in Exhibit A (the Premises) containing the floor area set forth in Item 8 of the Basic Lease Provisions and known by the suite number identified In Item 2 of the Basic Lease Provisions. The Premises are located in the office building identified in Item 2 of the Basic Lease Provisions (which together with the underlying real property is called the Office Building). The rentable square footage of the Premises as described above is conclusive as between the parties.

     SECTION 2.2 ACCEPTANCE OF PREMISES. Tenant acknowledges that neither Landlord nor any representative of Landlord has made any representation or warranty with respect to the Premises or the Office Building or the suitability or fitness of either for any purpose except as set forth in this Lease. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Office Building were in satisfactory condition and in conformity with the provisions of this Lease in all respects except for those matters which Tenant shall have brought to Landlord's attention on a written punch list delivered to Landlord. The list shall be limited to any items required to be accomplished by Landlord under the Work Letter (if any) attached as Exhibit E and shall be delivered to Landlord within ten (10) days after the term (Term) of this Lease commences as provided in Article III below. If there is no Work Letter, or if no items are required of Landlord under the Work Letter, by taking possession of the Premises Tenant accepts the Improvements in their existing condition and waives any right or claim against Landlord arising out of the condition of the Premises. Nothing contained in this Section shall affect the commencement of the Term or the obligation of Tenant to pay rent. Landlord shall diligently complete all punch list items of which it is notified as provided above for which it is liable.

                               ARTICLE III. TERM

     SECTION 3.1 GENERAL. The term of this Lease ("Term") shall be for the period shown in Item 5 of the Basic Lease Provisions. The Term shall commence (Commencement Date) on the earlier of (a) subject to the provisions of Section 3.2, the Estimated Commencement Date as set forth in Item 4 of the Basic Lease Provisions or (b) the date Tenant acquires possession or commences use of the Premises for any purpose other than construction. Within ten (10) days after the Commencement Date, the parties shall memorialize on a form provided by Landlord the actual Commencement Date and the expiration date (Expiration Date) of this Lease. Tenant's failure to execute that form shall not affect the validity of Landlord's determination of those dates. If Tenant fails to timely execute such form, then Landlord shall be deemed appointed as Tenant's attorney in fact with power of attorney to execute such for in the name and on behalf of Tenant and Tenant shall be conclusively bound to all of the information set forth in such form as though executed by Tenant.

     SECTION 3.2 DELAY IN POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, Tenant shall not be liable for any rent and the Commencement Date shall not occur until Landlord delivers possession of the Premises and the Premises are in fact ready for occupancy as defined below, except that if Landlord's failure to so deliver possession on the Estimated Commencement Date is attributable to any action or in-action by Tenant (including without limitation any Tenant Delay described in the Work Letter, if any, attached to this Lease), then the Commencement Date shall not be advanced to the date on which possession of the Premises is tendered to Tenant, and Landlord shall be entitled to full performance by Tenant (including the payment of rent) from the date Landlord would have been able to deliver the Premises to Tenant but for Tenant's delay(s).

                    ARTICLE IV. RENT AND OPERATING EXPENSES

     SECTION 4.1 BASIC RENT. From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset the Basic Rent for the Premises in the total amount shown (including subsequent

                                      3.

adjustments, if any) in Item 6 of the Basic Lease Provisions. Any rental adjustment shown in Item 6 shall be deemed to occur on the specified monthly anniversary of the Commencement Date whether or not that date occurs at the end of a calendar month. The rent shall be due and payable in advance commencing on the Commencement Date (as prorated for any partial month) and continuing thereafter on the first day of each successive calendar month of the Term. No demand notice or invoice shall be required. An installment of rent in the amount of one (1) full month's Basic Rent at the initial rate specified in Item 6 of the Basic Lease Provisions shall be delivered to Landlord concurrently with Tenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder.

     SECTION 4.2 OPERATING EXPENSE INCREASE

     (a) Tenant shall reimburse Landlord as additional rent for Tenant's Percentage of Operating Expenses, for each year after the Operating Expense Base Year, incurred by Landlord in the operation of the Office Building. Tenant acknowledges Landlord's rights to make changes or additions to the Office Building from time to time pursuant to Section 6.5 below, in which event the total rentable square footage within the Office Building may be adjusted.

     (b) Commencing prior to the start of the first full Expense Recovery Period of the Lease (as set forth in Item 7 of the Basic Lease Provisions), and prior to the start of each full or partial Expense Recovery Period thereafter, Landlord shall give Tenant a written estimate of the amount of Tenant's proportionate share of Operating Expenses for the Expense Recovery Period or portion thereof. Tenant shall pay the estimated amount to Landlord in equal monthly installments in advance with Basic Rent. If Landlord has not furnished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay cost reimbursements at the rates established for the prior Expense Recovery Period, if any; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued cost reimbursements based upon the new estimate.

     (c) Within one hundred twenty (120) days after the end of each Expense Recovery Period, Landlord shall endeavor to furnish to Tenant a statement showing in reasonable detail the actual or prorated Operating Expenses incurred by Landlord during the period and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments, if any, to Tenant's actual proportionate share as shown by the annual statement. Any amount due Tenant shall be credited against installments next coming due under this Section 4.2, and any deficiency shall be paid by Tenant together with the next installment. If Tenant has not made estimated payments during the Expense Recovery Period, any amount owing by Tenant pursuant to subsection (a) above shall be paid to Landlord in accordance with Article XVI. Should Tenant fail to object in writing to Landlord's determination of actual Operating Expenses within sixty (60) days following delivery of Landlord's expense statement, Landlord's determination of actual Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on the parties within thirty days following delivery of Landlord's expense statement.

     (d) Even though the Lease has terminated and the Tenant has vacated the Premises when the final determination is made of Tenant's share of Operating Expenses for the Expense Recovery Period in which the Lease terminates, Tenant shall, upon notice, pay the entire increase due over the estimated expenses paid. Conversely, any overpayment made in the event expenses decrease shall be rebated by Landlord to Tenant.

     (e) If, at any time during any Expense Recovery Period, any one or more of the Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated expenses for the year, then Tenant's estimated share of Operating Expenses shall be increased for the month in which the increase becomes effective and for all succeeding months by an amount equal to Tenant's proportionate share of the increase. Landlord shall give Tenant written notice of the amount or estimated amount of the increase, the month in which the increase will become effective, Tenant's monthly share thereof, and the months for which the payments are due. Tenant shall pay the increase to Landlord as a part of Tenant's monthly payments of estimated expenses, as provided in paragraph (b) above, commencing with the month in which effective.

     (f) The term Operating Expenses shall include all expenses of operation and maintenance of the Office Building, together with all appurtenant Common Facilities (as defined in Section 6.2), and shall include the following charges by way of illustration but not limitation: water and sewer charges; taxes; insurance premiums or reasonable premium equivalents, should Landlord elect to self-insure any risk that Landlord is authorized to insure hereunder; license permit and inspection fees; heat; light; power; janitorial services; air conditioning; supplies; materials; equipment; tools; programs instituted to comply with transportation management requirements; tenant services; amortization of capital investments reasonably intended to produce a reduction in operating charges or energy conservation; amortization of capital investments necessary to bring the Office Building into compliance with applicable laws and building codes enacted subsequent to the completion of construction of the Office Building; labor, reasonably allocated wages and salaries fringe benefits and payroll taxes for administrative and other personnel directly applicable to the Office Building, including both Landlord's personnel and outside personnel but exclusive of personnel above the level of building manager; any expense incurred pursuant to Sections 6.1, 6.2, 6.4, 7.2 and 10.2 and Exhibits B and C below; and a reasonable overhead/management fee. It is understood that Operating Expenses shall include competitive charges for direct services provided by any subsidiary or division of Landlord. The term "taxes," as used herein shall include the following: (i) all real estate taxes or personal property taxes, as such property taxes may be reassessed from time to time; (ii) other taxes, documentary transfer fees, charges and assessments which are levied with respect to this Lease or to the Office Building, and any improvements, fixtures and equipment and other property of Landlord located in the Office Building except that general net income and franchise taxes imposed against Landlord shall be excluded; (iii) any tax surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes other than taxes covered by Article VIII; and (iv) costs and expenses incurred in contesting the amount or validity of any tax by appropriate proceedings. A copy of Landlord's unaudited statement of expenses shall be made available to Tenant upon request.

     SECTION 4.3  INTENTIONALLY OMITTED.

     SECTION 4.4 SECURITY DEPOSIT. Concurrently with Tenant's delivery of this Lease, Tenant shall deposit with Landlord the sum, if any, stated in Item 9 of the Basic Lease Provisions to be held by Landlord as security for the full and faithful performance of Tenant's obligations under this Lease (the Security Deposit). Upon any default by Tenant, including specifically Tenant's failure to pay rent or to abide by its obligations under Sections 7.1 and 15.3 below, Landlord may apply all or part of the Security Deposit as full or partial compensation for that default. If any portion of the Security Deposit is so applied, Tenant shall, within five (5) days after written demand by Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on the Security Deposit. If Tenant fully performs its obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest in this Lease) after the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as all amounts due from Tenant in accordance with this Lease have been determined and paid in full.

                                ARTICLE V. USES

     SECTION 5.1 USE. Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions. The parties agree that any contrary use shall be deemed to cause material and irreparable harm to Landlord and shall entitle Landlord to injunctive relief, in addition to any other available remedy. Tenant shall not do nor permit anything to be done in or about the Premises which will in any way interfere with the rights of other occupants of the Office Building or use, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance policy(ies) covering the Office Building, and/or their contents, and shall comply with all applicable insurance underwriters' rules and the requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall comply, at its expense, with all present and future laws, ordinances, and requirements of all governmental authorities that pertain to Tenant or its use of the Premises, including without limitation, all federal and state occupational, health and safety requirements and all

                                      5.

recorded covenants, conditions and restrictions affecting the Office Building whether or not Tenant's compliance will necessitate expenditures or interfere with its use and enjoyment of the Premises. Tenant shall not generate, handle, store or dispose of hazardous or toxic materials, as such materials may be identified in any federal state or local law or regulation, in the Premises or the Office Building without the prior written consent of Landlord, which consent may be refused or conditioned by Landlord in its discretion. Tenant agrees that it shall promptly complete and deliver to Landlord any disclosure form regarding hazardous materials that may be required by any governmental agency. Tenant shall promptly, upon demand, reimburse Landlord for any additional insurance premium charged by reason of Tenant's failure to comply with the provisions of this Section and shall indemnify Landlord from any liability and/or expense resulting from Tenant's noncompliance. Tenant acknowledges that: (a) the Office Building does not comply in certain respects with the requirements of the Americans with Disabilities Act; and (b) certain portions of the Office Building contain asbestos containing materials. Landlord has been advised that these materials are non-friable and do not represent a health risk. Tenant is invited to review reports concerning these matters on file at the office of the Office Building.

     SECTION 5.2 SIGNS. Tenant, upon obtaining the approval of Landlord in writing, may affix a sign (restricted solely to Tenant's name as set forth In
Item 1 of the Basic Lease Provisions or such other name as Landlord may consent to in writing) adjacent to the entry door of the Premises and shall maintain the sign in good condition and repair during the Term. The sign shall conform to the criteria for signs established by Landlord and shall be ordered through Landlord at Tenant's expense. Tenant shall not place or allow to be placed any other sign, decoration or advertising matter of any kind that is visible from the exterior of the Premises. Any violating sign or decoration may be immediately removed by Landlord at Tenant's expense without notice and without the removal constituting a breach of this Lease or entitling Tenant to claim damages.

                         ARTICLE VI. LANDLORD SERVICES

     SECTION 6.1 UTILITIES AND SERVICES. Landlord shall furnish to the Premises the utilities and services described in Exhibit B subject to the conditions and payment obligations and standards set forth in this Lease. Landlord shall not be liable for any failure to furnish any services or utilities when the failure is the result of any accident or other cause beyond Landlord's reasonable control, nor shall Landlord be liable for damage to Tenant's equipment resulting from power surges. Landlord's failure to furnish any services or utilities shall not entitle Tenant to any damages, relieve Tenant of the obligation to pay rent, or constitute a constructive or other eviction of Tenant, except that Landlord shall diligently attempt to restore the service or utility promptly. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the provision of services and utilities and shall cooperate with all reasonable conservation practices established by Landlord. Landlord shall, at all reasonable times, have free access to all electrical and mechanical installations of Landlord.

     SECTION 6.2 OPERATION AND MAINTENANCE OF COMMON FACILITIES. During the Term, Landlord shall operate all Common Facilities within the Office Building. The term "Common Facilities" shall mean all areas within the exterior boundaries of the Office Building which are not held for exclusive use by persons entitled to occupy space, and all other appurtenant areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees, including without limitation, parking areas and structures, driveways, sidewalks, landscaped and planted areas, hallways and interior stairwells not located within the premises of any tenant, common entrances and lobbies, elevators and restrooms not located within the premises of any tenant.

     SECTION 6.3 USE OF COMMON FACILITIES. The occupancy by Tenant of the Premises shall include the use of the Common Facilities in common with Landlord and with all others for whose convenience and use the Common Facilities may be provided by Landlord, subject, however, to compliance with all rules and regulations as are prescribed from time to time by Landlord. Landlord shall operate and maintain the Common Facilities in the manner Landlord may determine to be appropriate. Landlord shall, at all times during the Term, have exclusive control of the Common Facilities and may restrain any use or occupancy, except as authorized by Landlord's rules and regulations. Tenant shall keep the Common Facilities clear of any obstruction or unauthorized use related to Tenant's operations.

                                      6.

Nothing in this Lease shall be deemed to impose liability upon Landlord for any damage to or loss of the property of, or for any injury to Tenant, its invitees or employees. Landlord may temporarily close any portion of the Common Facilities for repairs, remodeling and/or alterations to prevent a public dedication or the accrual of prescriptive rights or for any other reason deemed sufficient by Landlord.

     SECTION 6.4 CHANGES AND ADDITIONS BY LANDLORD. Landlord reserves the right to make alterations or additions to the Office Building or to the attendant fixtures, equipment and Common Facilities. Landlord may, at any time, relocate or remove any of the various buildings, parking areas and other Common Facilities, and may add buildings and areas from time to time. No change shall entitle Tenant to any abatement of rent or other claim against Landlord, provided that the change does not deprive Tenant of reasonable access to or use of the Premises.

                     ARTICLE VII. MAINTAINING THE PREMISES

     SECTION 7.1 TENANT'S MAINTENANCE AND REPAIR. When and if needed or whenever requested by Landlord, Tenant, at its sole expense, shall make all repairs and replacements necessary to keep the Premises in the condition as existed on the Commencement Date (or on any later date that the improvements may have been installed), excepting ordinary wear and tear. All repairs and replacements shall be at least equal in quality to the original work, shall be made only by a licensed bonded contractor approved in writing in advance by Landlord, and shall be made only at the time or times approved by Landlord. Any contractor utilized by Tenant shall be subject to Landlord's standard requirements for contractors, as modified from time to time. Landlord may impose reasonable restrictions and requirements with respect to repairs, as provided in
Section 7.3, and the provisions of Section 7.4 shall apply to all repairs. Alternatively, Landlord may elect to make any such repair on behalf of Tenant and at Tenants expense, and Tenant shall promptly reimburse Landlord for all costs incurred upon submission of an invoice.

     SECTION 7.2  LANDLORD'S MAINTENANCE AND REPAIR

     (a) Subject to Section 7.1 and Article XI, Landlord shall provide service, maintenance and repair with respect to any air conditioning, ventilating or heating equipment which serves the Premises and shall maintain in good repair the roof, foundations, footings, the exterior surfaces of the exterior walls of the Office Building, and the structural, electrical and mechanical systems, except that Tenant, at its expense, shall make all repairs which Landlord deems reasonably necessary as a result of the act or negligence of Tenant, its agents, employees, invitees, subtenants or contractors. Landlord shall have the right to employ or designate any reputable person or firm, including any employee or agent of Landlord or any of Landlord's affiliates or divisions, to perform any service, repair or maintenance function. Landlord need not make any other improvements or repairs, except as specifically required under this Lease, and nothing contained in this Section shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided elsewhere in this Lease. Tenant understands that it shall not make repairs at Landlord's expense or by rental offset.

     (b) Except as provided in Sections 11.1 and 12.1 below, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Office Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenants business in the Premises.

     SECTION 7.3 ALTERATIONS. Tenant shall make no alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If any such improvement requires approval by or notice to the lessor of a superior lease or the holder of a mortgage, no work shall proceed until such approval has been received or such notice has been given. Landlord may impose, as a condition to its consent; any requirements that Landlord, in its discretion, may deem reasonable or desirable, including but not limited to a requirement that all work be covered by a lien and completion bond satisfactory to Landlord and

                                      7.

requirements as to the manner, time and contractor for performance of the work. Landlord may require that Tenant enter into an agreement with Landlord for the work to be performed by Landlord's contractor, in which event Tenant shall pay to Landlord, in advance as additional rent, the cost of construction as estimated by Landlord with, a final reconciliation payment to be made by the appropriate party upon completion of the work. Should Landlord authorize Tenant to perform the work with a contractor approved by Landlord, Tenant shall obtain all required permits for the work and shall perform the work in compliance with all applicable laws, regulations and ordinances. Under no circumstances shall Tenant make any improvement which incorporates asbestos-containing construction materials into the Premises. Any request for Landlord's consent shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Unless Landlord otherwise agrees in writing, all alterations, additions or improvements affixed to the Premises (excluding moveable trade fixtures and furniture) shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term, except that Landlord may, by notice to Tenant given at the time of Landlord's consent to the alteration or improvement, require Tenant to remove by the Expiration Date or sooner termination date of this Lease all or any alterations, decorations, fixtures, additions, improvements and the like installed either by Tenant or by Landlord at Tenant's request, and to repair any damage to the Premises arising from that removal. Landlord may require Tenant to remove an improvement provided as part of the initial build-out pursuant to Exhibit E, if any, if and only if the improvement is a non-building standard item and Tenant is notified of the requirement prior to the build-out. Within thirty (30) days after completion of Tenant's alterations requiring the submission of plans to Landlord, Tenant shall furnish to Landlord a complete set of "as-built" plans and specifications.

     SECTION 7.4 MECHANIC'S LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly cause any such lien to be released by posting a bond in accordance with California Civil Code Section 3143 or any successor statute. In the event that Tenant shall not, within thirty (30) days following the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord's attorneys' fees, shall be reimbursed by Tenant promptly following Landlord's demand, together with interest from the date of payment by landlord at the maximum rate permitted by law until paid. Tenant shall give Landlord no less than twenty (20) days prior notice in writing before commencing construction of any kind on the Premises so that Landlord may post and maintain notices of nonresponsibility on the Premises.

     SECTION 7.5 ENTRY AND INSPECTION. Landlord shall at all times have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to protect the interests of Landlord in the Premises, and to submit the Premises to prospective or actual purchasers or encumbrance holders or to prospective tenants, all without being deemed to have caused an eviction of Tenant and without abatement of rent, except as provided elsewhere in this Lease. Landlord shall at all times have and retain a key which unlocks all of the doors in the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord shall not, under any circumstances, be deemed to be a forcible or unlawful entry into or a detainer of the Premises or any eviction of Tenant from the Premises.

     SECTION 7.6 SPACE PLANNING AND SUBSTITUTION. Landlord shall have the right, upon providing Tenant sixty (60) days written notice, to move Tenant to other comparable space in the Office Building. The new space shall be approximately the same size as the Premises and provided with comparable improvements. Landlord shall pay all of Tenant's reasonable moving expenses following receipt of invoices from Tenant. If Landlord exercises this right, this Lease shall remain in effect and be deemed applicable to the new space except that the Lease shall be appropriately amended to reflect the new space.

           ARTICLE VIII. TAXES AND ASSESSMENTS ON TENANT'S PREMISES

                                      8.

     Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes and assessments levied against all personal property of Tenant located in the Premises. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, and if Landlord pays the same or if the assessed value of Landlord's property is increased by the inclusion of a value placed upon the personal property of Tenant, and if Landlord pays the taxes based upon the increased assessment, Tenant shall pay to Landlord the taxes so levied against Landlord or the proportion of the taxes resulting from the increase in the assessment. In calculating what portion of any tax bill which is assessed against Landlord separately or Landlord and Tenant Jointly is attributable to Tenant's fixtures and personal property, Landlord's reasonable determination shall be conclusive.

                     ARTICLE IX. ASSIGNMENT AND SUBLETTING

     SECTION 9.1  RIGHTS OF PARTIES.

     (a) Notwithstanding any provision of this Lease to the contrary, Tenant will neither voluntarily nor by operation of law assign, sublet, encumber or otherwise transfer all or any part of Tenant's interest in this Lease or permit the Premises to be occupied by anyone other than Tenant without Landlord's prior written consent, which consent shall not unreasonably be withheld in accordance with the provisions of Section 9.1. (c). No assignment (whether voluntary, involuntary or by operation of law) and no subletting shall be valid or effective without Landlord's prior written consent and at Landlord's election shall constitute a material default of this Lease. Landlord shall not be deemed to have given its consent to any assignment or subletting by any other course of action, including its acceptance of any name for listing in the Office Building directory. To the extent not prohibited by provisions of the Bankruptcy Code 11 U.S.C. Section 101 et seq. (the Bankruptcy Code), including Section 365(f)(1), Tenant, on behalf of itself and its creditors, administrators and assigns, waives the applicability of Section 365(e) of the Bankruptcy Code, unless the proposed assignee of the Trustee for the estate of the bankrupt meets Landlord's standard for consent, as set forth in Section 9.1(c) of this Lease. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations to be delivered in connection with the assignment, shall be delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of the assignment and shall, upon demand, execute and deliver to Landlord an instrument confirming that assumption.

     (b) If Tenant or any guarantor of Tenant ("Tenant's Guarantor") is a corporation or is an unincorporated association or partnership, the transfer of any stock or interest in the corporation, association or partnership, which results in a change in the voting control of Tenant or Tenant's Guarantor, if any, shall be deemed an assignment within the meaning and provisions of this Article. In addition, any change in the status of the entity, such as but not limited to the withdrawal of a general partner, shall be deemed an assignment within the meaning of this Article.

     (c) If Tenant desires to transfer an interest in this Lease, it shall first notify Landlord of its desire and shall submit in writing to Landlord: (i) the name and address of the proposed transferee; (ii) the nature of any proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease or assignment; and (iv) any other information requested by Landlord and reasonably related to the transfer. Except as provided in Subsection (d) of this Section, Landlord shall not unreasonably withhold its consent provided: (1) the use of the Premises will be consistent with the provisions of this Lease and with Landlord's commitment to other tenants of the Office Building; (2) any profit received by the Tenant from the assignment or subletting, whether during or after the Term of this Lease, shall be paid to Landlord when received; (3) at Landlord's election, insurance requirements shall be brought into conformity with Landlord's then current leasing practice; (4) any proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of all reasonable information as Landlord may request concerning the proposed subtenant or assignee, including but not limited to a balance sheet of the proposed subtenant or assignee as of a date within ninety (90) days of the request for Landlord's consent and statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the

                                      9.

request for Landlord's consent; (5) any proposed subtenant or assignee demonstrates to Landlord's reasonable satisfaction a record of successful experience in business; (6) the proposed assignee or subtenant is not an existing tenant of the Office Building; and (7) the proposed transfer will not impose additional burdens or adverse tax effects on Landlord. If Landlord consents to the proposed transfer, Tenant may, within ninety (90) days after the date of the consent, effect the transfer upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord's consent as set forth in this Section. Landlord shall approve or disapprove any requested transfer within thirty (30) days following receipt of Tenant's written request and the information set forth above.

     (d) Notwithstanding the provisions of Subsection (c) above, in lieu of consenting to a proposed assignment or subletting, Landlord may elect to (i) sublease the Premises (or the portion proposed to be subleased) or take an assignment of Tenant's interest in this Lease upon the same terms as offered to the proposed subtenant or assignee (excluding terms relating to the purchase of personal property the use of Tenant's name or the continuation of Tenant's business); or (ii) terminate this Lease as to the portion of the Premises proposed to be subleased or assigned with a proportionate abatement in the rent payable under this Lease, effective on the date that the proposed sublease or assignment would have become effective. Landlord may, thereafter, at its option, assign or re-let any space so recaptured to any third party, including without limitation the proposed transferee of Tenant.

     (e) Tenant shall pay to Landlord a transfer fee of Five Hundred Dollars ($500.00) if and when any transfer requested by Tenant is approved. In addition, should Landlord or its agents procure for Tenant a subtenant, assignee or new tenant for all or part of the Premises; then Tenant shall pay to Landlord, concurrently with the execution of the conveyancing documents, a leasing fee of six percent (6%) of the remaining future gross rentals under this Lease.

     SECTION 9.2 EFFECT OF TRANSFER. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all its other obligations under this Lease. Each assignee, other than Landlord, shall be deemed to assume all obligations of Tenant under this Lease and shall be liable, jointly and severally, with Tenant for the payment of all rent and for the due performance of all of Tenant's obligations under this Lease. No transfer shall be binding on Landlord unless any document memorializing the transfer is delivered to Landlord and both the assignee/subtenant and Tenant deliver to Landlord an executed consent to transfer instrument prepared by Landlord and consistent with the requirements of this Article. The acceptance by Landlord of any payment due under this Lease from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any transfer. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.

     SECTION 9.3 SUBLEASE REQUIREMENTS. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be included in each sublease:

     (a) Tenant hereby irrevocably assigns to Landlord all of Tenant's interest in all rentals and income arising from any sublease of the Premises and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default occurs in the performance of Tenant's obligations under this Lease, Tenant shall have the right to receive and collect the sublease rentals. Landlord shall not, by reason of this assignment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant's obligations under the sublease. Tenant hereby irrevocably authorizes and directs any subtenant, upon receipt of a written notice from Landlord stating that an uncured default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord all sums then and thereafter due under the sublease. Tenant agrees that the subtenant may rely on that notice without any duty of further inquiry and notwithstanding any notice or claim by Tenant to the contrary. Tenant shall have no right or claim against the subtenant or Landlord for any rentals so paid to Landlord.

     (b) In the event of the termination of this Lease, Landlord may, at its sole option, take over Tenant's entire interest in any sublease and, upon notice from Landlord, the subtenant shall attorn to Landlord. In no event, however, shall Landlord be liable for any previous act or omission by Tenant under the sublease or for the return of any advance

                                      10.

rental payments or deposits under the sublease that have not been actually delivered to Landlord, nor shall Landlord be bound by any sublease modification executed without Landlord's consent or for any advance rental payment by the subtenant in excess of one months rent. The general provisions of this Lease, including without limitation those pertaining to insurance and indemnification, shall be deemed incorporated by reference into the sublease despite the termination of this Lease.

     (c) Tenant agrees that Landlord may, at its sole option, authorize a subtenant of the Premises to cure a default by Tenant under this Lease. Should Landlord accept such cure, the subtenant shall have a right of reimbursement and offset from and against Tenant under the applicable sublease.

                       ARTICLE X. INSURANCE AND INDEMNITY

     SECTION 10.1 TENANT'S INSURANCE. Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit C. Evidence of that insurance must be delivered to Landlord prior to the Commencement Date.

     SECTION 10.2 LANDLORD'S INSURANCE. Landlord may, at its election, provide any or all of the following types of insurance with or without deductible and in amounts and coverages as may be determined by Landlord in its discretion: all risk property insurance subject to standard exclusions covering the Office Building, and such other risks as Landlord or its mortgagees may from time to time deem appropriate, including leasehold improvements made by Landlord and comprehensive public liability coverage. Landlord shall not be required to carry insurance of any kind on Tenant's property, including leasehold improvements, trade fixtures, furnishings, equipment plate glass, signs and all other items of personal property, and shall not be obligated to repair or replace that property should damage occur. All proceeds of insurance maintained by Landlord upon the Office Building shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs.

     SECTION 10.3 TENANT'S INDEMNITY. To the fullest extent permitted by law, Tenant shall defend, indemnify and hold harmless Landlord, its agents and any and all affiliates of Landlord, including without limitation any corporations or other entities controlling, controlled by or under common control with Landlord, from and against any and all claims, liabilities, costs or expenses arising either before or after the Commencement Date from Tenant's use or occupancy of the Premises, the Office Building or the Common Facilities, or from the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees in or about the Premises, the Office Building or the Common Facilities, or from any default in the performance of any obligation on Tenant's part to be performed under this Lease, or from any act or negligence of Tenant or its agents, employees, visitors, patrons, guests, invitees or licensees. Landlord may, at its option, require Tenant to assume Landlord's defense in any action covered by this Section through counsel satisfactory to Landlord.

     SECTION 10.4 LANDLORD'S NONLIABILITY. Landlord shall not be liable to Tenant, its employees, agents and invitees, and Tenant hereby assumes the risk of and waives all claims against Landlord for loss of or damage to any property or any injury to any person or loss or interruption of business or income resulting from, but not limited, to fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works, heating and ventilation systems, mechanical equipment, lighting or other fixtures in the Office Building whether the damage or injury results from conditions arising in the Premises or in other portions of the Office Building. It is understood that any such condition may require the temporary evacuation or closure of all or a portion of the Office Building. Neither Landlord nor its agents shall be liable for interference with light or other similar intangible interests. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Property or the Premises shall be limited to the interest of Landlord in the Office Building and the rental proceeds thereof and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after

                                      11.

execution thereon. Under no circumstances shall Landlord ever be liable for consequential or punitive damages, including damages for lost profits or for business interruption.

                       ARTICLE XI. DAMAGE OR DESTRUCTION

     SECTION 11.1   RESTORATION.

     (a) If the Office Building of which the Premises are a part is damaged, Landlord shall repair that damage as soon as reasonably possible at its expense unless: (I) the damage is not covered by Landlord's fire and extended coverage insurance; or (ii) Landlord reasonably determines that the cost of repair would exceed twenty-five percent (25%) of the full replacement cost of the Office Building (Replacement Cost); or (iii) Landlord reasonably determines that the cost of repair would exceed ten percent (10%) of the Replacement Cost and the damage occurs during the final twelve (12) months of the Term. Should Landlord elect not to repair the damage for one of the preceding reasons, Landlord shall so notify Tenant in writing within sixty (60) days after the damage occurs, and this Lease shall terminate as of the date of this notice;

     (b) Unless Landlord elects to terminate this Lease in accordance with subsection (a) above, this Lease shall continue in effect for the remainder of the Term; provided that if the damage is so extensive as to reasonably prevent Tenants substantial use and enjoyment of the Premises for more than nine (9) months, then Tenant may elect to terminate this Lease by written notice to Landlord within the sixty-(60)-day period stated in subsection (a).

     (c) Commencing on the date of any damage to the Office Building and ending on the sooner of the date the damage is repaired or the date this Lease is terminated, the rental to be paid under this Lease shall be abated in the same proportion that the floor area of the Premises that is rendered unusable by the damage from time to time bears to the total floor area of the Premises.

     (d) Notwithstanding the provisions of subsections (a) (b) and (c) of this Section, the cost of any repairs shall be borne by Tenant and Tenant shall not be entitled to rental abatement or termination rights if the damage is due to the fault or neglect of Tenant or its employees, subtenants, invitees or representatives. In addition, the provisions of this Section shall not be deemed to require Landlord to repair any improvements or fixtures that Tenant is obligated to repair or insure pursuant to any other provision of this Lease.

     SECTION 11.2 LEASE GOVERNS. Tenant agrees that the provisions of this Lease, including without limitation Section 11.1, shall govern any damage or destruction and shall accordingly, supersede any contrary statute or rule of law. Tenant irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932(2), 1933(4) and 1942 as the same may be modified or replaced hereafter.

                          ARTICLE XII.  EMINENT DOMAIN

     SECTION 12.1 TOTAL OR PARTIAL TAKING. If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain or sold to prevent a taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to the authority. In the event title to a portion of the Office Building, other than the Premises, is taken or sold in lieu of taking, and if Landlord elects to restore the Office Building in such a way as to alter the Premises materially, either party may terminate this Lease by written notice to the other party effective on the date of vesting of title. In the event neither party has elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of a sufficient condemnation award, proceed to restore the Premises to substantially their condition prior to the taking and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which and to the part of the Premises of which Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of the condemnation award without deduction for any estate or interest of Tenant; provided that nothing in this Section shall be deemed to give Landlord any interest in or prevent Tenant from seeking any award against the taking authority for the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.

     SECTION 12.2 TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to abatement of rent, and any award specifically attributable to a temporary taking of the Premises shall belong entirely to Tenant. A temporary taking shall be deemed to be a taking of the use or occupancy of the Premises for a period not to exceed ninety (90) days.

               ARTICLE XIII. SUBORDINATION; ESTOPPEL CERTIFICATE

     SECTION 13.1   SUBORDINATION

     (a) At the option of Landlord this Lease shall be either superior or subordinate to all ground or underlying leases, mortgages and deeds of trust, if any, which may hereafter affect the Office Building, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that so long as Tenant is not in default under this Lease, this Lease shall not be terminated or Tenant's quiet enjoyment of the Premises disturbed in the event of termination of any such ground or underlying lease or the foreclosure of any such mortgage or deed of trust to which Tenant has subordinated this Lease pursuant to this Section. In the event of a termination or foreclosure, Tenant shall become a tenant of and attorn to the successor-in-interest to Landlord upon the same terms and conditions as are contained in this Lease and shall execute any instrument reasonably required by Landlord's successor for that purpose. Tenant shall also, upon written request of Landlord, execute and deliver all instruments as may be required from time to time to subordinate the rights of Tenant under this Lease to any ground or underlying lease or to the lien of any mortgage or deed of trust or, if requested by Landlord, to subordinate in whole or in part any ground or underlying lease or the lien of any mortgage or deed of trust to this Lease.

     (b) Failure of Tenant to execute any statements or instruments necessary or desirable to effectuate the provisions of this Article within ten (10) days after written request by Landlord, in any form that Landlord may reasonably require (including one substantially in the form of Exhibit E hereto), shall constitute a material default under this Lease. In that event, Landlord, in addition to any other rights or remedies it might have, shall have the right by written notice to Tenant to terminate this Lease as of a date not less than twenty (20) days after the date of Landlord's notice. Landlord's election to terminate shall not relieve Tenant of any liability for its default.

     SECTION 13.2 ESTOPPEL CERTIFICATE

     (a) Tenant shall, at any time upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord, in any form that Landlord may reasonably require a statement in writing (I) certifying that this Lease is unmodified and in full force and effect (or if modified stating the nature of the modification and certifying that this Lease as modified is in full force and effect), and the dates to which the rental, additional rent and other charges have been paid in advance, if any, and (ii) acknowledging that to Tenant's knowledge there are no uncured defaults on the part of Landlord or specifying each default, if any, are claimed; and (iii) setting forth all further information that Landlord may reasonably require. Tenant's statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Office Building.

     (b) Tenant's failure to deliver any estoppel statement within the provided time shall constitute a default under this Lease and shall be conclusive upon Tenant that (I) this Lease is in full force and effect without modification, except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance; and (iii) not more than one month's rental has been paid in advance.

                       ARTICLE XIV. DEFAULTS AND REMEDIES

     SECTION 14.1 TENANT'S DEFAULTS. In addition to any other event of default set forth in this Lease.

the occurrence of any one or more of the following events shall constitute a default by Tenant:

     (a) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant, as and when due. For purposes of these default and remedy provisions, the term additional rent shall be deemed to include all amounts of any type whatsoever other than Basic Rent to be paid by Tenant pursuant to the terms of this Lease.

     (b) Assignment, sublease, encumbrance or other transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or other means without the prior written consent of Landlord.

     (c) The discovery by Landlord that any financial statement provided by Tenant or by any affiliate, successor or guarantor of Tenant was materially false.

     (d) The failure or inability by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in any other subsection of this Section, where the failure continues for a period of thirty (30) days after written notice from Landlord to Tenant; provided, however, that any such notice shall be in lieu of and not in addition to any notice required under California Code of Civil Procedure Sections 1161 and 1161(a), as amended. However, if the nature of the failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences the cure within thirty (30) days and thereafter diligently pursues the cure to completion.

     (e) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a Chapter 7 debtor under the Bankruptcy Code or to have debts discharged or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, if possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenants assets located at the Premises or of Tenant's interest in this Lease where the seizure is not discharged within thirty (30) days; or (v) Tenant's convening of a meeting of its creditors for the purpose of effecting a moratorium upon or composition of its debts. Landlord shall not be deemed to have knowledge of any event described in this subsection unless notification in writing is received by Landlord, nor shall there be any presumption attributable to Landlord of Tenant's insolvency. In the event that any provision of this subsection is contrary to applicable law, the provision shall be of no force or effect.

     (f) The Tenant's failure to take possession of the Premises or to occupy same within sixty days after the Commencement Date.

     SECTION 14.2 LANDLORD'S REMEDIES.

     (a) In the event of any default by Tenant or in the event of the abandonment of the Premises by Tenant, then, in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:

          (i) Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from
Tenant:

              (1) The worth at the time of award of the unpaid rent and additional rent which had been earned at the time of termination;

                                      14.

               (2) The worth at the time of award of the amount by which the unpaid rent and additional rent, which would have been earned after termination until the time of award, exceeds the amount of such loss that Tenant proves could have been reasonably avoided;

               (3) The worth at the time of award of the amount by which the unpaid rent and additional rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;

               (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result from Tenant's default, including but not limited to the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, renovation, improvement and alteration of the Premises for a new tenant, the unamortized portion of any tenant improvements and brokerage commissions funded by Landlord in connection with this Lease, the value of any free rent or other rental and monetary concessions made or extended for or on behalf of Tenant (including, without limitation, moving allowances and lease termination payments), reasonable attorneys' fees and any other reasonable costs; and

               (5) At Landlord's election all other amounts in addition to or in lieu of the foregoing as may be permitted by law. The term rent, as used in this Lease, shall be deemed to mean the Basic Rent and all other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease. Any sum other than Basic Rent shall be computed on the basis of the average monthly amount accruing during the twenty-four (24) month period immediately prior to default, except that if it becomes necessary to compute such rental before the twenty-four (24) month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in subparagraphs (1) and (2) above, the worth at the time of award shall be computed by allowing interest at the rate of ten percent (10%) per annum. As used in subparagraph (3) above, the worth at the time of award shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (ii) Landlord may elect not to terminate Tenant's right to possession of the Premises in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord's interests under this Lease, shall not constitute a termination of the Tenant's right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this subsection (ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease.

     (b) Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant unless and until the default is cured by Tenant. The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may pursue any or all of its rights and remedies at the same time.

     (c) No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any default by Tenant.
The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted regardless of Landlord's knowledge of the preceding breach or default at the time of acceptance of rent; or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of the breach or default. The acceptance of any payment from a debtor-in-possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate, shall not waive or cure a default under
Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or Statement on any check or letter be deemed an accord and satisfaction, and Landlord shall accept the check or payment without prejudice to Landlord's

                                      15.

judgment from any other asset of Landlord under any circumstances. Tenant acknowledges that this limitation on Landlord's liability has been separately bargained for and that Landlord would not enter into this Lease in the absence of this provision.

     SECTION 14.6 EXPENSES AND LEGAL FEES. Should either Landlord or Tenant bring any action in connection with this Lease, the prevailing party shall be entitled to recover, as a part of the action, its reasonable attorneys' fees and all other costs. The prevailing party, for the purpose of this paragraph, shall be determined by the trier of the facts.

     SECTION 14.7 WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE.

          LANDLORD             TENANT

            ----                /s/ [SIGNATURE ILLEGIBLE]^^
                                ---------------------------

                            ARTICLE XV. END OF TERM

     SECTION 15.1 HOLDING OVER. This Lease shall terminate without further notice upon the expiration of the Term, and any holding over by Tenant after the expiration shall not constitute a renewal or extension of this Lease or give Tenant any rights under this Lease, except when in writing signed by both parties. If Tenant holds over for any period after the expiration (or earlier termination) of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only commencing on the first (1st) day following the termination of this Lease and subject to all of the terms of this Lease, except that the monthly rental shall be the greater of (a) one hundred fifty percent (150%) of the total monthly rental for the month immediately preceding the date of termination, or (b) the then currently-scheduled rent for comparable space in the Office Building. If Tenant fails to surrender the Premises upon the expiration of this Lease, despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation any claims made by any succeeding tenant relating to such failure to surrender. Acceptance by Landlord of rent after the termination shall not constitute a consent to a holdover or result in a renewal of this Lease. The foregoing provisions of this Section are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or at law.

     SECTION 15.2 MERGER ON TERMINATION. The voluntary or other surrender of this Lease by Tenant or a mutual termination of this Lease shall terminate any or all existing subleases unless Landlord, at its option, elects in writing to treat the surrender or termination as an assignment to it of any or all subleases affecting the Premises.

     SECTION 15.3 SURRENDER OF PREMISES; REMOVAL OF PROPERTY. Upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all personal property and debris, except for any items that Landlord may by written authorization allow to remain. Tenant shall repair all damage to the Premises resulting from the removal, which repair shall include the patching and filling of holes and repair of structural damage, provided that Landlord may instead elect to repair any structural damage at Tenant's expense. If Tenant shall fail to comply with the provisions of this Section, Landlord may effect the removal and/or make any repairs, and the cost to Landlord shall be additional rent payable by Tenant upon demand. If requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord

                                      17.

an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in the Premises.

                        ARTICLE XVI. PAYMENTS AND NOTICES

     All sums payable by Tenant to Landlord shall be paid without deduction or offset in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions or at any other place as Landlord may designate in writing. Unless this Lease expressly provides otherwise, as for example in the payment of rent pursuant to Section 4.1, all payments shall be due and payable within five (5) days after demand. All payments requiring proration shall be prorated on the basis of a thirty-(30)-day month and a three hundred sixty-(360)-day year. Any notice, election, demand, consent, approval, or other communication to be given or other document to be delivered by either party to the other may be delivered in person or by courier to the other party or may be deposited in the United States mail, duly registered or certified postage prepaid return receipt requested, and addressed to the other party at the address set forth in Item 12 of the Basic Lease Provisions, or if to Tenant at that address or from and after the Commencement Date at the Premises (whether or not Tenant has departed from abandoned or vacated the Premises). Either party may, by written notice to the other served in the manner provided in this Article, designate a different address. If any notice or other document is sent by mail it shall be deemed served or delivered twenty-four (24) hours after mailing. If more than one person or entity is named as Tenant under this Lease service of any notice upon any one of them shall be deemed as service upon all of them.

                      ARTICLE XVII. RULES AND REGULATIONS

     Tenant agrees to observe faithfully and comply strictly with the Rules and Regulations, attached as Exhibit D, and any reasonable and nondiscriminatory amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order or cleanliness of the Premises, Office Building, and Common Facilities. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease by any other tenant. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Tenant's failure to keep and observe the Rules and Regulations shall constitute a default under this Lease. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling.

                       ARTICLE XVIII. BROKER'S COMMISSION

     The parties recognize as the broker(s) who negotiated this Lease the firm(s), if any, whose name(s) is (are) stated in Item 10 of the Basic Lease Provisions and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker(s). Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease and Tenant agrees to indemnify and hold Landlord harmless from any cost expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease.

                  ARTICLE XIX. TRANSFER OF LANDLORD'S INTEREST

     In the event of any transfer of Landlord's Interest in the Premises, the transferor shall be automatically relieved of all obligations on the part of landlord accruing under this Lease from and after the date of the transfer, provided that any funds held by the transferor, in which Tenant has an interest, shall be turned over, subject to that interest to the transferee, and Tenant is notified of the transfer as required by law. No holder of a mortgage and/or deed of trust to which this Lease is or may be subordinate, and no landlord under a so-called sale-leaseback, shall be responsible in connection with the Security Deposit unless the mortgagee or holder of the deed of trust or the landlord actually receives the Security Deposit. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall subject to the foregoing, be binding on Landlord, its successors and assigns only during and in respect to their respective successive periods of ownership.

                                      18.

                           ARTICLE XX. INTERPRETATION

     SECTION 20.1 GENDER AND NUMBER. Whenever the context of this Lease requires, the words "Landlord" and "Tenant" shall include the plural as well as the singular, and words used in neuter, masculine or feminine genders shall include the others.

     SECTION 20.2 HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only are not a part of this Lease and shall have no effect upon its construction or interpretation.

     SECTION 20.3 JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several, and the act of or notice from or notice or refund to or the signature of any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including but not limited to any renewal extension, termination or modification of this Lease.

     SECTION 20.4 SUCCESSORS. Subject to Articles IX and XIX, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section is intended or shall be construed to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

     SECTION 20.5 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     SECTION 20.6 CONTROLLING LAW. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

     SECTION 20.7 SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 20.8 WAIVER AND CUMULATIVE REMEDIES. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act. No breach by Tenant of this Lease shall be deemed to have been waived by Landlord unless the waiver is in a writing signed by Landlord. The rights and remedies of Landlord under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord may have.

     SECTION 20.9 INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent or from the timely performance of any other obligation under this Lease within Tenants reasonable control.

     SECTION 20.10 ENTIRE AGREEMENT. This Lease, and its exhibits and other attachments, cover in full each and every agreement of every kind between the parties concerning the Premises, the Office Building,, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant waives its rights to rely on any representations or promises made by Landlord or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law or custom to the contrary notwithstanding.

                                      19.

                           ARTICLE XX. INTERPRETATION

     SECTION 20.1 GENDER AND NUMBER. Whenever the context of this Lease requires, the words "Landlord" and "Tenant" shall include the plural as well as the singular, and words used in neuter, masculine or feminine genders shall include the others.

     SECTION 20.2 HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only are not a part of this Lease and shall have no effect upon its construction or interpretation.

     SECTION 20.3 JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several, and the act of or notice from or notice or refund to or the signature of any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including but not limited to any renewal extension, termination or modification of this Lease.

     SECTION 20.4 SUCCESSORS. Subject to Articles IX and XIX, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section is intended or shall be construed to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

     SECTION 20.5 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     SECTION 20.6 CONTROLLING LAW. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

     SECTION 20.7 SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 20.8 WAIVER AND CUMULATIVE REMEDIES. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act. No breach by Tenant of this Lease shall be deemed to have been waived by Landlord unless the waiver is in a writing signed by Landlord. The rights and remedies of Landlord under this Lease shall be cumulative and in addition in any and all other rights and remedies which Landlord may have.

     SECTION 20.9 INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent or from the timely performance of any other obligation under this Lease within Tenant's reasonable control.

     SECTION 20.10 ENTIRE AGREEMENT. This Lease, and its exhibits and other attachments, cover in full each and every agreement of every kind between the parties concerning the Premises, the Office Building,, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant waives its rights to rely on any representations or promises made by Landlord or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law or custom to the contrary notwithstanding.

                                      19.

     SECTION 20.11 QUIET ENJOYMENT. Upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed and subject to the other provisions of this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.

     SECTION 20.12 SURVIVAL. All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including without limitation any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.

                     ARTICLE XXI. EXECUTION AND RECORDING

     SECTION 21.1 COUNTERPARTS. This Lease may be executed in one or more counterparts each of which shall constitute an original and all of which shall be one and the same agreement.

     SECTION 21.2 CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of the corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation or partnership and that this Lease is binding upon the corporation or partnership in accordance with its terms. Tenant, shall at Landlord's request, deliver a certified copy of its board of directors' resolution or partnership agreement or certificate authorizing or evidencing the execution of this Lease.

     SECTION 21.3 EXECUTION OF LEASE; NO OPTION OR OFFER. The submission of this Lease to Tenant shall be for examination purposes only and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has, in fact, executed and delivered this Lease to Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.

     SECTION 21.4 RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a short form memorandum of this Lease for recording purposes.

     SECTION 21.5 AMENDMENTS. No amendment or termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors-in-interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease in any respect.

                          ARTICLE XXII. MISCELLANEOUS

     SECTION 22.1 NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it and its partners, officers, directors, employees and attorneys shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any other tenant or apparent prospective tenant of the Office Building, either directly or indirectly, without the prior written consent of Landlord; provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

     SECTION 22.2 REPRESENTATIONS BY TENANT. The application, financial statements, and tax returns, if any, submitted and certified to by Tenant as an accurate representation of its financial condition have been prepared, certified and submitted to Landlord as an inducement and consideration to Landlord to enter into this Lease. The

                                      20.

                                   EXHIBIT A

                          SAN MATEO BUSINESS CENTER

                                   Suite 360

                                  [FLOOR PLAN]

                                  Exhibit A-1

                                   EXHIBIT B

                            UTILITIES AND SERVICES

     The following standards for utilities and sentences shall be in effect at the Office Building. Landlord reserves the right to adopt nondiscriminatory modifications and additions to these standards. In the case of any conflict between these standards and the Lease, the Lease shall be controlling. Subject to all of the provisions of the Lease, including but not limited to the restrictions contained in Section 6.1, the following shall apply:

     1. Landlord shall furnish to the Premises during the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday and 8:00 a.m. to 2:00 p.m., Saturday, generally recognized national holidays, and Sundays excepted, reasonable air conditioning, heating and ventilation services. Subject to the provisions set forth below, Landlord shall also furnish the Office Building with elevator service (if applicable), reasonable amounts of electric current for normal lighting by Landlord's standard, overhead fluorescent and incandescent fixtures and for fractional horsepower office machines, and water for lavatory and drinking purposes. Tenant will not, without the prior written consent of Landlord, consume electricity in the Premises at a level in excess of 3 watts per square foot or otherwise increase the amount of electricity, gas or water usually furnished or supplied for use of the Premises as general office space; nor shall Tenant connect any apparatus machine or device with water pipes or electric current (except through existing electrical outlets in the Premises) for the purpose of using electric current or water. This paragraph shall, at all times, be subject to applicable governmental regulations.

     2. Upon written request from Tenant delivered to Landlord at least 72 hours prior to the period for which service is requested, but during normal business hours, Landlord will provide any of the foregoing building services to Tenant at such time when such services are not otherwise available. Tenant agrees to pay Landlord for those after-hour services at rates that Landlord may establish from time to time. In addition, Landlord may impose a reasonable charge for any excessive use of any utilities or services or for any substantial recurrent use of the Premises at any time other than generally recognized business hours of generally recognized business days. If Tenant requires electric current in excess of that which Landlord is obligated to furnish under this Exhibit B, Tenant shall first obtain the consent of Landlord and Landlord may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed. The cost of installation, maintenance and repair of the meter shall be paid for by Tenant, and Tenant shall reimburse Landlord promptly upon demand for all electric current consumed for any special power use as shown by the meter. The reimbursement shall be at the rates charged for electrical power by the local public utility furnishing the current plus any additional expense incurred in keeping account of the electric current consumed.

     3. If any lights, machines or equipment (including without limitation electronic data processing machines) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system or generate substantially more heat in the Premises than would be generated by the building standard lights and usual fractional horsepower office equipment, Landlord shall have the right, at its election, to install or modify any machinery and equipment to the extent Landlord reasonably deems necessary to restore temperature balance. The cost of installation and any additional cost of operation and maintenance shall be paid by Tenant to Landlord promptly upon demand.

     4. Landlord shall furnish water for drinking, personal hygiene, and lavatory purposes only. If Tenant requires or uses water for any purposes in addition to ordinary drinking, cleaning and lavatory purposes, Landlord may, in its discretion, install a water meter to measure Tenant's water consumption. Tenant shall pay Landlord for the cost of the meter and the cost of its installation and for consumption throughout the duration of Tenant's occupancy. Tenant shall keep the meter and installed equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause the meter to be replaced or repaired at Tenant's expense. Tenant agrees to pay for water consumed as shown on the meter and when bills are rendered, and on Tenant's default in making that payment, Landlord may pay the charges on behalf of Tenant. Any costs or expenses or payments made by Landlord for any of the reasons or purposes stated above shall be deemed to be additional rent payable by Tenant to Landlord upon demand.

                                  Exhibit B-1

     5. In the event that any utility service to the Premises is separately metered or billed to Tenant, Tenant shall pay all charges for that utility service to the Premises and the cost of furnishing the utility to tenant suites shall be excluded from the Operating Expenses as to which reimbursement from Tenant is required in the Lease. If any utility charges are not paid when due Landlord may pay them, and any amounts paid by Landlord shall immediately become due to Landlord from Tenant as additional rent. If Landlord elects to furnish any utility service to the Premises, Tenant shall purchase its requirements of that utility from Landlord as long as the rates charged by Landlord do not exceed those which Tenant would be required to pay if the utility service were furnished it directly by a public utility.

     6. Landlord shall provide janitorial services Monday through Friday, generally recognized national holidays excepted equivalent to that furnished in comparable office buildings and window washing as reasonably required; provided, however, that Tenant shall pay for any additional or unusual janitorial services required by reason of any nonstandard improvements in the Premises, including without limitation wall coverings and floor coverings installed by or for Tenant or by reason of any use of Premises other than exclusively as offices. The cleaning services provided by Landlord shall also exclude refrigerators, eating utensils (plates, drinking containers, and silverware) and interior glass partitions. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that they exceed the refuse and rubbish usually attendant with general office usage.

     7. Tenant shall have access to the Office Building 24 hours per day 7 days per week 52 weeks per year; provided that Landlord may install access control systems as it deems advisable for the Office Building. Such systems may, but need not, include full or part-time lobby supervision, the use of a sign-in/sign-out log, a card identification access system, building parking and access pass system, closing hours procedures, access control stations, fire stairwell exit door alarm system, electronic guard system, mobile paging system, elevator control system, or any other access controls. In the event that Landlord elects to provide any or all of those services, Landlord may discontinue providing them at any time with or without notice. Landlord may impose a reasonable charge for access control cards and/or keys issued to Tenant. Landlord shall have no liability to Tenant for the provision by Landlord of improper access control services for any breakdown in service or for the failure by Landlord to provide access control services. Tenant further acknowledges that Landlord's access systems may be temporarily inoperative during building emergency and system repair periods. Tenant agrees to assume responsibility for compliance by its employees with any regulations established by Landlord with respect to any card key access or any other system of building access as Landlord may establish. Tenant shall be liable to Landlord for any loss or damage resulting from its or its employees use/misuse of any access system.

                                  Exhibit B-2

                                   EXHIBIT C

                               TENANT'S INSURANCE

     The following standards for Tenant's insurance shall be in effect at the Office Building. Landlord reserves the right to adopt reasonable, nondiscriminatory modifications and additions to those standards. Tenant agrees to obtain and present evidence to Landlord that it has fully complied with the insurance requirements.

     1. Tenant shall, at its sole cost and expense commencing on the date Tenant is given access to the Premises for any purpose and during the entire Term procure, pay for and keep in full force and effect: (i) comprehensive general liability insurance with respect to the Premises and the operations of or on behalf of Tenant in on or about the Premises, including but not limited to personal injury, non-owned automobile, blanket contractual, independent contractors, broad form property damage, fire legal liability, products liability (if a product is sold from the Premises), liquor law liability (if alcoholic beverages are sold served or consumed within the Premises), and cross liability and severability of interest clauses, which policy(ies) shall be written on an occurrence basis and for not less than $1,000,000 combined single limit (with a $50,000 minimum limit on fire legal liability) per occurrence for bodily injury, death and property damage liability, or the current limit of liability carried by Tenant, whichever is greater, and subject to such increases in amount as Landlord may determine from time to time; (ii) workers compensation insurance coverage as required by law, together with employers liability, insurance coverage; (iii) with respect to improvements, alterations and the like required or permitted to be made by Tenant under this Lease builder's all-risk insurance in amounts satisfactory to Landlord; (iv) insurance against fire, vandalism, malicious mischief, and such other-additional perils, as may be included in a standard all risk form in general use in San Mateo County, California insuring Tenants leasehold improvements, trade fixtures, furnishings, equipment and items of personal property of Tenant located in the Premises in an amount equal to not less than ninety percent (90%) of their actual replacement cost (with replacement cost endorsement); and (v) business interruption insurance in amounts satisfactory to Landlord. In no event shall the limits of any policy be considered as limiting the liability of Tenant under this Lease.

     2. All policies of insurance required to be carried by Tenant pursuant to this Exhibit C shall be written by responsible insurance companies authorized to do business in the State of California and with a Best's policyholder rating of not less than "A" subject to final acceptance and approval by Landlord. Any insurance required of Tenant may be furnished by Tenant under any blanket policy carried by it or under a separate policy. A true and exact copy of each paid up policy evidencing the insurance (appropriately authenticated by the insurer), or a certificate of insurance certifying that the policy has been issued, provides the coverage required by this Exhibit C, and contains the required provisions shall be delivered to Landlord prior to the date Tenant is given the of possession of the Premises. Proper evidence of the renewal of any insurance coverage shall also be delivered to Landlord not less than thirty (30) days prior to the expiration of the coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required by this Lease.

     3. Each policy evidencing insurance required to be carried by Tenant, pursuant to this Exhibit C, shall contain the following provisions and/or clauses satisfactory to Landlord (i) a provision that the policy and the coverage provided shall be primary and that any coverage carried by Landlord shall be noncontributory with respect to any policies carried by Tenant; (ii) a provision including Landlord and any other parties in interest designated by Landlord as an additional insured, except as to workers compensation insurance;
(iii) a waiver by the insurer of any right to subrogation against Landlord, its agents, employees, contractors, and representatives which arises or might arise by reason of any payment trader the policy or by reason of any act or omission of Landlord, its agents, employees, contractors or representatives; and (iv) a provision that the insurer will not cancel or change the coverage provided by the policy without first giving Landlord thirty (30) days prior written notice.

     4. In the event that Tenant fails to procure, maintain and/or pay for, at the times and for the durations specified in this Exhibit C, any insurance required by this Exhibit C or fails to carry insurance required by any governmental authority, Landlord may at its election procure that insurance and pay the premiums in which event

                                  Exhibit C-1

                           FIRST AMENDMENT TO LEASE

This First Amendment to Lease is entered as of this 17th day of December, 1998, by and between ROSJAN LIMITED PARTNERSHIP, a California Limited Partnership ("Landlord"), and INFOSPACE, INC. ("Tenant").

The parties enter this First Amendment to Lease on the basis of the following facts, intentions, and understandings:

A. Landlord and Tenant have entered into that certain Office Space Lease dated the 10th day of August 1998, pursuant to which Landlord leased to tenant Suite 360 consisting of approximately 1,237 rentable square feet of office space ("Premises"), for the permitted uses listed therein, the Premises being located at 181 Second Avenue in the City and County of San Mateo, California, as indicated on the Building Floor Plan attached as Exhibit A to the Lease.

B. Landlord agrees and Tenant now desires to lease an additional Suite #555 (the "Additional Premises").

C. In the event of any conflict between the covenants and agreements of the Lease and this First Amendment, the covenants and agreements of this First Amendment prevail.

Now, therefore, in consideration of the mutual covenants and promises of the parties, the parties agree as follows:

1. Additional Premises: The Additional Premises, Suite 555, consists of
   -------------------
   approximately 1,816 rentable square feet.

2. Term: The term of the lease will be for 18 months, commencing on January 1,
   ----
   1999, and terminating on June 30, 2000.

3. Base Rent: Commencing January 1, 1999, the rent for the Additional Premises
   ---------
   shall be as follows:

            1/1/99 through 2/28/99 = $1,679.80 per month
            3/1/99 through 6/30/99 = $3,359.60 per month
            7/1/99 through 6/30/00 = $3,450.40 per month

4. Security Deposit: The Security Deposit for the Additional Premises shall be
   ----------------
   equal to Three thousand four hundred fifty dollars and forty cents ($3,450.40). Upon execution of this First Amendment of Lease, the Tenant shall pay to the Landlord $3,450.40 as Security Deposit, together with the first month's rent ($3,450.40 + $1,679.80 = $5,130.20).

5. Share of Expenses: For the Additional Premises, Tenant shall pay to the
   -----------------
   Landlord and amount equal to 2.385% of any increase in property taxes, insurance and operating expenses paid or incurred by Landlord above such paid or incurred by landlord during the Base Year. "Base Year" shall mean the calendar year 1998.

Infospace, Inc
First Amendment to Lease
Page Two


6.  The Additional Premises shall be "as is".

7.  Obligations: Except as otherwise provided herein, the Lease shall remain in
    -----------
    full force and effect.

In Witness Whereof, the parties hereto have executed the First Amendment to Lease as of the date first above written.

"Landlord"                                   "Tenant"
Rosjan Limited Partnership                   Infospace, Inc.

By: Kennedy-Wilson Management Group          By: /s/ Paul C. Vilandre
    Its Managing Agent                           ------------------------------
                                                    Paul C. Vilandre
By: /s/ Eric M. Bender                              Its V.P. of Finance & CFO
    -------------------------------
     Eric M. Bender                          By: /s/ Stan Wang
     Its Director of Property Management         ------------------------------
                                                  Stan Wang
Date: 1/7/99                                      Its President and CEO
      -----------------------------
                                             Date: 12-28-98
                                                   ----------------------------